                                                                     EXHIBIT 4.3


                                                                  EXECUTION COPY


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                                  $250,000,000
                             4.75% CONVERTIBLE NOTES
                              DUE DECEMBER 1, 2006



                                     Between



                              RITE AID CORPORATION



                                    as Issuer



                                       and



                            BNY MIDWEST TRUST COMPANY
                                   as Trustee






                          Dated as of November 19, 2001




================================================================================

                                TABLE OF CONTENTS


                                                                           Page
                                                                           ----

RECITALS..................................................................... 1


                                    ARTICLE I

                        Definitions and Other Provisions
                             of General Application

SECTION 1.01.  Definitions...................................................1
SECTION 1.02.  Compliance Certificates and Opinions; Form
                    of Documents Delivered to Trustee.......................13
SECTION 1.03.  Acts of Holders of Securities ...............................15
SECTION 1.04.  Notices, etc.................................................16
SECTION 1.05.  Notice to Holders of Securities; Waiver......................17
SECTION 1.06.  Effect of Headings and Table of Contents.....................17
SECTION 1.07.  Successors and Assigns.......................................17
SECTION 1.08.  Separability Clause..........................................17
SECTION 1.09.  Benefits of Indenture........................................18
SECTION 1.10.  Governing Law................................................18
SECTION 1.11.  Legal Holidays...............................................18
SECTION 1.12.  Conflict with Trust Indenture Act............................18


                                   ARTICLE II

                                 Security Forms

SECTION 2.01.  Forms Generally..............................................20
SECTION 2.02.  Form of Face of Security.....................................22
SECTION 2.03.  Form of Reverse of Security..................................27
SECTION 2.04.  Form of Trustee's Certificate of
                    Authentication..........................................38


                                   ARTICLE III

                                 The Securities

SECTION 3.01.  Title and Terms..............................................39
SECTION 3.02.  Denominations................................................40
SECTION 3.03.  Execution, Authentication, Delivery and
                    Dating..................................................40
SECTION 3.04.  Temporary Securities.........................................41
SECTION 3.05.  Registration, Registration of Transfer
                    and Exchange; Restrictions on
                    Transfer................................................43
SECTION 3.06.  Mutilated, Destroyed, Lost or Stolen
                    Securities..............................................46
SECTION 3.07.  Payment of Interest, Interest Rights
                    Preserved...............................................47
SECTION 3.08.  Persons Deemed Owners........................................49
SECTION 3.09.  Cancelation..................................................49
SECTION 3.10.  Computation of Interest......................................50
SECTION 3.11.  CUSIP Numbers................................................50
SECTION 3.12.  Regulation S.................................................50



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                                                                  Contents, p. 2


                                                                           Page
                                                                           ----

                                   ARTICLE IV

                           Satisfaction and Discharge

SECTION 4.01.  Satisfaction and Discharge of Indenture......................50
SECTION 4.02.  Application of Trust Money...................................52


                                    ARTICLE V

                                    REMEDIES

SECTION 5.01.  Events of Default.............................................53
SECTION 5.02.  Acceleration of Maturity; Rescission and
                    Annulment................................................55
SECTION 5.03.  Collection of Indebtedness and Suits for
                    Enforcement by Trustee...................................57
SECTION 5.04.  Trustee May File Proofs of Claim..............................58
SECTION 5.05.  Trustee May Enforce Claims Without
                    Possession of Securities.................................59
SECTION 5.06.  Application of Money Collected................................59
SECTION 5.07.  Limitation on Suits...........................................59
SECTION 5.08.  Unconditional Right of Holders to Receive
                    Principal and Interest and to Convert....................60
SECTION 5.09.  Restoration of Rights and Remedies............................61
SECTION 5.10.  Rights and Remedies Cumulative................................61
SECTION 5.11.  Delay or Omission Not Waiver..................................61
SECTION 5.12.  Control by Holders of Securities..............................61
SECTION 5.13.  Waiver of Past Defaults.......................................62
SECTION 5.14.  Undertaking for Costs.........................................62
SECTION 5.15.  Waiver of Stay or Extension Laws..............................63



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                                                                  Contents, p. 3


                                                                           Page
                                                                           ----
                                   ARTICLE VI

                                   The Trustee

SECTION 6.01.  Certain Duties and Responsibilities...........................63
SECTION 6.02.  Notice of Defaults............................................65
SECTION 6.03.  Certain Rights of Trustee.....................................65
SECTION 6.04.  Not Responsible for Recitals or
                    Issuance of Securities...................................66
SECTION 6.05.  May Hold Securities, Act as Trustee Under
                    Other Indentures.........................................67
SECTION 6.06.  Money Held in Trust...........................................67
SECTION 6.07.  Compensation and Reimbursement................................67
SECTION 6.08.  Corporate Trustee Required; Eligibility.......................68
SECTION 6.09.  Resignation and Removal; Appointment of
                    Successor................................................69
SECTION 6.10.  Acceptance of Appointment by Successor........................70
SECTION 6.11.  Merger, Conversion, Consolidation or
                    Succession to Business...................................71
SECTION 6.12.  Authenticating Agent..........................................71


                                   ARTICLE VII

                Holder's Lists and Reports by Trustee and Company

SECTION 7.01.  Company to Furnish Trustee Names and
                    Addresses of Holders.....................................73
SECTION 7.02.  Preservation of Information;
                    Communications to Holders................................74
SECTION 7.03.  Reports by the Company........................................74


                                  ARTICLE VIII

              Consolidation, Merger, Conveyance, Transfer or Lease

SECTION 8.01.  Company May Consolidate, etc., Only on
                    Certain Terms............................................75
SECTION 8.02.  Successor Substituted.........................................76


                                   ARTICLE IX

                             Supplemental Indentures

SECTION 9.01.  Supplemental Indentures Without Consent
                    of Holders of Securities.................................77
SECTION 9.02.  Supplemental Indentures with Consent of
                    Holders of Securities....................................78
SECTION 9.03.  Execution of Supplemental Indentures..........................79
SECTION 9.04.  Effect of Supplemental Indentures.............................80
SECTION 9.05.  Reference in Securities to Supplemental
                    Indentures...............................................80

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                                                                  Contents, p. 4


                                                                           Page
                                                                           ----

                                    ARTICLE X

                                    Covenants

SECTION 10.01.  Payment of Principal and Interest............................80
SECTION 10.02.  Maintenance of Offices or Agencies...........................80
SECTION 10.03.  Money for Security Payments To Be Held
                    in Trust.................................................81
SECTION 10.04.  Corporate Existence..........................................83
SECTION 10.05.  Maintenance of Properties....................................83
SECTION 10.06.  Compliance with Laws.........................................84
SECTION 10.07.  Payment of Taxes and Other Claims............................84
SECTION 10.08.  Delivery of Certain Information..............................84
SECTION 10.09.  Statement by Officers as to Default..........................85
SECTION 10.10.  Resale of Certain Securities.................................85
SECTION 10.11.  Waiver of Certain Covenants..................................86
SECTION 10.12.  Registration Rights..........................................86
SECTION 10.13.  Book-Entry System............................................86


                                   ARTICLE XI

                            Redemption of Securities

SECTION 11.01.  Right of Redemption..........................................87
SECTION 11.02.  Applicability of Article.....................................87
SECTION 11.03.  Election To Redeem; Notice to Trustee........................87
SECTION 11.04.  Notice of Redemption.........................................87
SECTION 11.05.  Deposit of Redemption Price..................................88
SECTION 11.06.  Securities Payable on Redemption Date........................88
SECTION 11.07.  Selection of Securities to Be Redeemed.......................89


                                   ARTICLE XII

                            Conversion of Securities

SECTION 12.01.  Conversion Privilege and Conversion
                    Rate.....................................................90
SECTION 12.02.  Exercise of Conversion Privilege.............................91
SECTION 12.03.  Fractions of Shares of Common Stock..........................93
SECTION 12.04.  Adjustment of Conversion Rate................................93
SECTION 12.05.  Notice of Adjustments of Conversion
                    Rate....................................................101
SECTION 12.06.  Notice of Certain Corporate Action..........................102
SECTION 12.07.  Company To Reserve Common Stock.............................103
SECTION 12.08.  Taxes on Conversions........................................103
SECTION 12.09.  Covenant as to Common Stock.................................104
SECTION 12.10.  Cancelation of Converted Securities.........................104
SECTION 12.11.  Provision in Case of Consolidation, Merger
                    or Conveyance of Assets.................................104
SECTION 12.12.  Responsibility of Trustee for Conversion
                    Provisions..............................................106
SECTION 12.13.  Repayment of Certain Funds Upon
                    Conversion..............................................106
SECTION 12.14.  Resriction on Common Stock Issuable Upon
                    Conversion..............................................106

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                                                                  Contents, p. 5


                                                                           Page
                                                                           ----


                                  ARTICLE XIII

                  Repurchase of Securities at the Option of the
                         Holder upon a Change in Control

SECTION 13.01.  Right to Require Repurchase.................................108
SECTION 13.02.  Notices; Method of Exercising Repurchase
                    Right, Etc..............................................108
SECTION 13.03.  Certain Definitions.........................................111


Annex A: Form of Conversion Notice
Annex B: Form of Restricted Common Stock Legend

                                    INDENTURE dated as of November 19, 2001,
                           between RITE AID CORPORATION, a Delaware corporation (herein called the "Company"), and BNY Midwest Trust Company, an Illinois trust company, as Trustee hereunder (herein called the "Trustee").


                              W I T N E S S E T H :


                  WHEREAS the Company has duly authorized the creation of an issue of its 4.75% Convertible Notes due December 1, 2006 (herein called the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture; and

                  WHEREAS all things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company in accordance with their and its terms, have been done.


                  NOW, THEREFORE, in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                    ARTICLE I

                        Definitions and Other Provisions
                             of General Application

                  SECTION 1.01. Definitions. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (c) any reference to an "Article" or a "Section", or to an "Annex", refers to an Article or Section of, or an Annex attached to, this Indenture, as the case may be;

                  (d) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States prevailing at the time of any relevant computation hereunder; and

                  (e) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; provided, however, that where such words are used in any form of Security, form of notice or form of certificate, such words shall refer only to the particular form of Security, form of notice or form of certificate, as the case may be, in which such words are contained.

                  "Act", when used with respect to any Holder of a Security, has the meaning specified in Section 1.03.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agent Members" has the meaning set forth in section 2.01(b).

              "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Global Security to the extent applicable to such transaction and as in effect from time to time.

                  "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.12 to act on behalf of the Trustee to authenticate Securities.

                  "Authorized Newspaper" means a newspaper, in an official language of the country of publication or in the English language, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

                  "Bankruptcy Code" has the meaning specified in Section
5.01(f).

                  "Board of Directors", when used with reference to the Company, means the board of directors of the Company, or any committee of the board of directors of the Company, empowered to act for the Company, as the case may be, with respect to this Indenture.

                  "Board Resolution" means a resolution duly adopted by the Board of Directors, a copy of which, certified by the Secretary or an Assistant Secretary of the Company, as the case may be, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, shall have been delivered to the Trustee.

                  "Business Day" means, with respect to any particular place of payment, place of conversion or any other place, as the case may be, each Monday, Tuesday, Wednesday, Thursday and Friday, other than any such day on which banking institutions in The City of New York, New York; Chicago, Illinois; or in such particular place are authorized or obligated by law or executive order to close. If any day on which any delivery, request, surrender, payment or other action is required or permitted hereunder to be taken by or on behalf of a Holder is not a Business Day in any place where such action is required or permitted hereunder to be taken, then such actions may be taken at such or any other permitted place on the next succeeding Business Day at such place with the same force and effect as if taken at the same time on such day that is not a Business Day at such place.

                  "Clearstream" has the meaning specified in section 2.01(a).

                  "Change in Control" has the meaning specified in Section 13.03(b).

                  "Code" means the United States Internal Revenue Code of 1986, as amended.

                  "Commission" means the U.S. Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under applicable law, then the body performing such duties at such time.

                  "Common Stock", as applied to the capital stock of any corporation other than the Company shall mean the capital stock of any class which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of such corporation and which is not subject to redemption by such corporation; and as applied to the Company shall mean the Common Stock of the Company, par value $1.00 per share. However, subject to the provisions of Section 12.11, shares issuable on conversion of Securities shall include only shares of the class designated as Common Stock of the Company at the date of execution of this instrument or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company; provided, however, that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

                  "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

                  "Company Notice" has the meaning specified in Section
13.02(a).

                  "Company Request" or "Company Order" means a written request or order signed in the name of the Company by any one of its Chairman of the Board, its President, or any Vice President, and by any one of its Treasurer, any Assistant Treasurer, its Secretary or any Assistant Secretary, and delivered to the Trustee.

                  "Conversion Agent" means any Person authorized by the Company to convert Securities in accordance with Article XII.

                  "Conversion Price" and "Conversion Rate" have the meanings specified in Section 12.01 hereof, as adjusted in accordance with Section 12.04.

                  "Conversion Securities" means the securities delivered on conversion of Securities (or any securities successor thereto), together with any securities successor thereto to those so delivered on conversions.

                  "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered (which at the date of this Indenture is located at 2 North LaSalle Street, Suite 1020, Chicago, Illinois 60602), Attention: Corporate Trust.

                  "Corporation" means a corporation, association, company, joint-stock company or business trust.

                  "Current Market Price" of Common Stock for any day means the last reported per share sale price, regular way on such day, or, if no sale takes place on such day, the average of the reported closing per share bid and asked prices on such day, regular way, in either case as reported on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on such exchange, on the principal national securities exchange or quotation system on which the Common Stock may be listed or admitted to trading or quoted, or, if not listed or admitted to trading or quoted on any national securities exchange or quotation system, the average of the closing per share bid and asked prices of the Common Stock on the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or similar generally accepted reporting service, or, if not so available in such manner, as furnished by any New York Stock Exchange member firm selected from time to time by our board of directors for that purpose, or, if not so available in such manner, as otherwise determined in good faith by the Company's Board of Directors.

                  "Defaulted Interest" has the meaning specified in Section
3.07.

                  "Depositary" means, with respect to any Global Security, a clearing agency that is registered as such under the Exchange Act and is designated by the Company to act as Depositary for such Global Security (or any successor securities clearing agency so registered), which shall initially be DTC.

                  "Dollar", "$" or "U.S. $" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

                  "DTC" means The Depository Trust Company.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, including any successor or amendatory statutes.

                  "Euroclear" has the meaning specified in Section 2.01(a).

                  "Event of Default" has the meaning specified in Section 5.01.

                  "Exchange Act" means the U.S. Securities Exchange Act of 1934 (including any successor act thereto), as it may be amended from time to time, and (unless the context otherwise requires) includes the rules and regulations of the Commission promulgated thereunder.

                  "Expiration Time" has the meaning specified in Section
12.04(f).

                  "Global Security" has the meaning specified in Section
2.01(a).

                  "Global Securities Legend" means the legend labeled as such and that is set forth in Section 2.02.

                  "Holder" means, with respect to any Security, a Person in whose name such Security is registered in the Security Register.

                  "Indebtedness" means (i) all items of indebtedness or liability (except capital and surplus) which in accordance with generally accepted accounting principles would be included in determining total liabilities as shown on the liability side of a balance sheet as at the date as of which indebtedness is to be determined, (ii) indebtedness secured by any Mortgage existing on property owned subject to such Mortgage, whether or not the indebtedness secured thereby shall have been assumed, and (iii) guarantees, endorsements (other than for purposes of collection) and other contingent obligations in respect of, or to purchase or otherwise acquire, indebtedness of others, unless the amount thereof is included in indebtedness under the preceding clause (i) or (ii); provided, however, that any obligations or guarantees of obligations in respect of lease rentals, whether or not such obligations or guarantees of obligations would be included as liabilities on a consolidated balance sheet of the Company and its Subsidiaries, shall not be included in indebtedness.

                  "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof including, for all purposes of this instrument and any such supplemental indenture, the Annexes attached to this instrument.

                  "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

                  "Liquidated Damages" has the meaning specified in Section
2.03.

                  "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, exercise of the repurchase right set forth in
Article XIII or otherwise.

                  "Mortgage" means and includes any mortgage, pledge, lien, security interest, conditional sale or other title retention agreement or other similar encumbrance.

                  "Non-electing Share" has the meaning specified in Section
12.11.

                  "Officer", when used with reference to the Company, means the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, the Treasurer, the Controller, an Assistant Treasurer, an Assistant Controller, the Secretary, an Assistant Secretary or any Vice President of the Company.

                  "Officers' Certificate", when used with reference to the Company, means a written certificate signed by any one of the Chairman of the Board, the President or any Vice President of the Company and by any one of the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee provided, however, that, for purposes of Section 10.09, an "Officers' Certificate" means a written certificate signed by the principal executive, financial or accounting officer of the Company and any one of the other Officers referred to above and delivered to the Trustee.

                  "Opinion of Counsel" means a written opinion of independent counsel selected by the Company, which counsel shall be reasonably acceptable to the Trustee.

                  "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (a)  Securities theretofore canceled by the
         Trustee or delivered to the Trustee for cancelation;

                  (b) Securities for the payment or redemption of which money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

                  (c) Securities which have been paid pursuant to Section 3.06 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities are present at a meeting of Holders of Securities for quorum purposes or have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in conclusively relying upon any such determination as to the presence of a quorum or upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor. In case of a dispute as to such right, any decision by the Trustee upon the advice of counsel shall be full protection to the Trustee. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Company to be owned or held by or for the account of any of the above-described persons; and, subject to Section 6.01, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purposes of any such determination.

                  "Paying Agent" means any Person authorized by the Company to pay the principal of or interest on any Securities on behalf of the Company.

                  "Person" means any individual, corporation, limited liability company, company, partnership, joint venture, association, joint-stock company, trust, estate, unincorporated organization or other legal entity or government or any agency or political subdivision thereof.

                  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                  "Purchased Shares" has the meaning specified in Section 12.04(f).

                  "QIB" has the meaning specified in Section 2.01(a).

                  "Record Date" means any Regular Record Date or Special Record Date.

                  "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                  "Registration Default" has the meaning specified in Section 2.03.

                  "Registration Rights Agreement" has the meaning specified in
Section 10.12.

                  "Regular Record Date" for interest payable in respect of any Security on any Interest Payment Date means May 15 or November 15 (whether or not a Business Day) next preceding the relevant Interest Payment Date.

                  "Regulation S" means Regulation S under the Securities Act (including any successor regulation thereto), as it may be amended from time to time.

                  "Repurchase Date" has the meaning specified in Section 13.01.

                  "Repurchase Price" has the meaning specified in Section 13.01.

                  "Responsible Officer", when used with respect to the Trustee, means any officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

                  "Restricted Common Stock Legend" means the legend labeled as such and that is set forth in Annex B hereto.

                  "Restricted Securities Legend" means the legend labeled as such and that is set forth in Section 2.02.

                  "Rule 144" means Rule 144 under the Securities Act (including any successor rule thereto), as the same may be amended from time to time.

                  "Rule 144A" means Rule 144A under the Securities Act (including any successor rule thereto), as the same may be amended from time to time.

                  "Rule 144A Information" has the meaning specified in Section 10.08.

                  "Securities" has the meaning ascribed to it in the first paragraph of this Indenture.

                  "Securities Act" means the Securities Act of 1933 (including any successor act thereto), as it may be amended from time to time, and (unless the context otherwise requires) includes the rules and regulations of the Commission promulgated thereunder.

                  "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.05.

                  "Shelf Registration Statement" has the meaning specified in
Section 2.03.

                  "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.07.

                  "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

                  "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

                  "Trading Days" means (a) if the Common Stock is listed or admitted for trading on any national securities exchange, days on which such national securities exchange is open for business or (b) if the Common Stock is not listed or admitted for trading on any national securities exchange, days on which trades may be made on the Nasdaq National Market or any similar system of automated dissemination of quotations of securities prices on which the Common Stock is quoted or (c) if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on such National Market or similar system, days on which the Common Stock is traded regular way in the over-the-counter market and for which a closing bid and a closing asked price for the Common Stock are available.

                  "Trustee" means the Person named as the "Trustee" in the preamble of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee. If at any time there is more than one such Person, "Trustee" as used with respect to the Securities shall mean the Trustee with respect to such Securities.

                  "Trust Indenture Act" means the United States Trust Indenture Act of 1939 (including any successor act thereto), as it may be amended from time to time, and (unless the context otherwise requires) includes the rules and regulations of the Commission thereunder.

                  "U.S. Government Obligations" means securities which are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such obligation evidenced by such depository receipt or a specific payment of interest on or principal of any such obligation held by such custodian for the account of the holder of a depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the obligation set forth in
(i) or (ii) above or the specific payment of interest on or principal of such obligation evidenced by such depository receipt.

                  "Vice President", when used with respect to the Company, means any Vice President, whether or not designated by a number or a word or words added before or after the title "Vice President".

                  "Western Europe" means Austria, Belgium, Denmark, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

                  SECTION 1.02. Compliance Certificates and Opinions; Form of Documents Delivered to Trustee. (a) Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (i) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

             (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (iii) a statement that, in the opinion of such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (iv) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

                  (b) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an Officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such Officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Officer or Officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  SECTION 1.03. Acts of Holders of Securities. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders of Securities may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent or proxy duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders of Securities signing such instrument or instruments and so voting at such meeting. Subject to Section 6.01, the execution of any instrument by a Holder or his agent, or proxy, may be proved in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. Proof of execution of any such instrument or of a writing appointing any such agent or proxy, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in any other manner which the Trustee deems sufficient.

                  (c) The ownership of Securities shall be proven by the Security Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

                  (e) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If the Company does not so fix a record date in any such case, the Trustee may fix such a record date by giving written notice to the Company. If such a record date is fixed, upon request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed to be effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

                  SECTION 1.04. Notices, etc. Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of Holders of Securities or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with either of the following:

                  (a) the Trustee by any Holder of Securities or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee and received at its Corporate Trust Office, Attention: Corporate Trust Administration, or

                  (b) the Company by the Trustee or by any Holder of Securities shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing, mailed, first-class postage prepaid, addressed to the Company at 30 Hunter Lane, Camp Hill, Pennsylvania 17011, Notice: Chief Financial Officer or at any other address previously furnished in writing to the Trustee by the Company.

                  SECTION 1.05. Notice to Holders of Securities; Waiver. Except as otherwise provided herein, where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his registered address as recorded in the Security Register. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Holder entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

                  SECTION 1.06. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  SECTION 1.07. Successors and Assigns. All covenants and agreements in this Indenture by the Company shall bind its respective successors and assigns, whether so expressed or not.

                  SECTION 1.08. Separability Clause. In case any provision in this Indenture or the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 1.09. Benefits of Indenture. Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors and assigns hereunder, the Holders of Securities and, solely with respect to this Article I and Sections 10.08, 12.08 and 12.09, the Holders of Conversion Securities, any benefit or legal or equitable right, remedy or claim under this Indenture.

                  This Article I and Sections 10.08, 12.08 and 12.09 shall not be amended or modified, and neither compliance by the Company with, nor any default by it under, such Article or any such Sections, shall be waived, in any manner that adversely affects the interest of any Holder of a Conversion Security at the time outstanding without such Holder's consent.

                  SECTION 1.10. Governing Law. THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, THE UNITED STATES OF AMERICA, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PROVISIONS THEREOF.

                  SECTION 1.11. Legal Holidays. In any case where any Interest Payment Date, Redemption Date, Repurchase Date or Stated Maturity of any Security or the last day on which a Holder of a Security has a right to convert his Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal or delivery for conversion of such Security need not be made on or by such day, but may be made on or by the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date, Repurchase Date, or at the Stated Maturity or by such last day for conversion, as the case may be; provided, however, that in the case that payment is made on such succeeding Business Day, no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, Repurchase Date, Stated Maturity or last day for conversion, as the case may be.

                  SECTION 1.12. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture (or would be required to be a part of and govern this Indenture if this Indenture were required to be qualified under the Trust Indenture Act), the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

                                   ARTICLE II

                                 Security Forms

                  SECTION 2.01. Forms Generally. The Securities shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or the Depositary thereof, the Code, and regulations thereunder, or as may, consistently herewith, be determined by the Officers executing such Securities, as evidenced by their execution thereof. The Company shall approve the form of the Securities and any notation, legend or endorsement on the Securities.

                  (a) Global Securities. The Securities are being offered and sold (i) in reliance on Regulation S or (ii) to "qualified institutional buyers" as defined in Rule 144A ("QIBs") in reliance on Rule 144A, each as provided in the Purchase Agreement, and shall be issued in the form of one or more permanent global securities in definitive, fully registered form without interest coupons with the Global Securities Legend and Restricted Securities Legend set forth in
Section 2.02 (each, a "Global Security"). Any Global Security shall be deposited on behalf of the purchasers of the Securities represented thereby with the Trustee, as custodian for the Depositary, and registered in the name of the Depositary or a nominee of the Depositary for the accounts of participants in the Depositary (and, in the case of Securities held in accordance with Regulation S, registered with the Depositary for the accounts of designated agents holding on behalf of the Euroclear System ("Euroclear") or Clearstream Banking, societe anonyme ("Clearstream")), duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of a Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee as hereinafter provided.

                  (b) Book-entry Provisions. This Section 2.01(b) shall apply only to a Global Security deposited with or on behalf of the Depositary.

                  The Company shall execute and the Trustee shall, in accordance with this Section 2.01(b) and the written order of the Company, authenticate and deliver initially one or more Global Securities that (i) shall be registered in the name of Cede & Co. or other nominee of the Depositary and (ii) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instructions or held by the Trustee as custodian for the Depositary pursuant to a FAST Balance Certificate Agreement between the Depositary and the Trustee.

                  Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary or by the Trustee as the custodian of the Depositary or under such Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Security.

                  The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "Management Regulations and Instructions to Participants" of Clearstream shall be applicable to interests in any Global Securities that are held by participants through Euroclear or Clearstream. The Trustee shall have no obligation to notify holders of any such procedures or to monitor or enforce compliance with the same.

                  (c) Definitive Securities. Except as provided in Section 3.04(b), owners of beneficial interests in Global Securities will not be entitled to receive physical delivery of certificated Securities in definitive form. If applicable, certificated Securities in definitive form will bear the Restricted Securities Legend set forth in Section 2.02 unless removed in accordance with Section 3.05.

                  The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the Officers executing such Securities as evidenced by their execution thereof.

                  The Securities will be issued only in registered form. The Securities will be issued in minimum denominations of $1,000, as provided in
Section 3.02.

                  SECTION 2.02. Form of Face of Security.

                           [Global Securities Legend]

                  [The following legend shall appear on the face of each Global
Security:

                  THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.]

                  [The following legend shall appear on the face of each Global Security for which The Depository Trust Company is to be the Depositary:

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY THE AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR REGISTERED SECURITIES IN DEFINITIVE REGISTERED FORM IN THE LIMITED CIRCUMSTANCES REFERRED TO IN THE INDENTURE, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OR SUCH SUCCESSOR DEPOSITARY.]

                         [Restricted Securities Legend]

                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR ANY PREDECESSOR SECURITY HERETO) OR (Y) BY ANY HOLDER THAT WAS AN "AFFILIATE" (WITHIN THE MEANING OF RULE 144 UNDER THE SECURITIES
ACT) OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN (1) TO THE COMPANY, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (3) IN AN OFFSHORE TRANSACTION (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER OR
(2) NOT A U.S. PERSON AND IS OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH (k)(2) OF RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT. IN ANY CASE THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY OR ANY COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY EXCEPT AS PERMITTED BY THE SECURITIES ACT.

                              RITE AID CORPORATION

                             4.75% CONVERTIBLE NOTES
                              DUE DECEMBER 1, 2006

No.                                                           $
[Restricted CUSIP No.: 767754 AZ 7
Restricted ISIN No.: US767754AZ76
Unrestricted CUSIP No.: 767754 BA 1
Unrestricted ISIN No.: US 767754BA17]


                  RITE AID CORPORATION, a Delaware corporation (herein called the "Company", which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of
              U.S. Dollars [include if Global Security:, or such other amount
(not to exceed [       ] dollars ($[                    ]) when taken together
with all of the Company's 4.75% Convertible Notes due December 1, 2006 issued and outstanding in definitive certificated form or in the form of another Global Security) as may from time to time be evidenced by adjustments made on Schedule A hereto by or on behalf of the Depositary in accordance with the Applicable Procedures,] on December 1, 2006 and to pay interest thereon from November 19, 2001 or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semiannually in arrears on June 1 and December 1 in each year, commencing on June 1, 2002, and at Maturity at the rate of 4.75% per annum, until the principal hereof is paid or made available for payment; provided that any amount of such principal or interest that is overdue shall bear interest at the rate of 4.75% per annum (to the extent that payment of such interest shall be legally enforceable), from the date such amount is due until it is paid or made available for payment, and such interest on any overdue amount shall be payable on demand. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 15 or November 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, if such manner shall be deemed practical by the Trustee, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

                  Payment of the principal of and interest on this Security will be made in immediately available funds and in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, or, at the option of the Holder and subject to any fiscal or other laws and regulations, at any other office or agency maintained by the Company for such purpose; provided, however, that upon written application (including wire payment instructions) by the Holder to the Security Registrar not later than the 10th day immediately preceding the relevant Regular Record Date, such Holder may receive payment by wire transfer to a U.S. Dollar account (such transfers to be made only to Holders of an aggregate principal amount in excess of U.S. $2,000,000) maintained by the payee with a bank in The City of New York; and provided further that, subject to the preceding proviso, payment of interest may, at the option of the Company, be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; and provided further that payment of principal of, or interest on this Security and payment of any Liquidated Damages (as defined on the reverse hereof) may be made at an office or agency of the Corporate Trust Office of the Trustee in The City of New York, if (but only if) payment of the full amount of such principal, interest or Liquidated Damages, as the case may be, at all offices outside the United States maintained for such purpose by the Company in accordance with the Indenture is illegal or effectively precluded because of exchange controls or other similar restrictions on the full payment or receipt of such amounts in United States Dollars, as determined by the Company. Unless such designation is revoked, any such designation made by the Holder with respect to this Security will remain in effect with respect to future payments with respect to this Security payable to the Holder. The Company will pay any administrative costs imposed by banks in connection with making any such payments upon application of such Holder for reimbursement. If this Security is a Global Security, then, notwithstanding the second sentence of this paragraph, each such payment will be made in accordance with the procedures of the Depositary as then in effect.

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by the manual signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.


                  IN WITNESS WHEREOF, the Company has caused this Security to be duly executed.


                                                     RITE AID CORPORATION,

                                                     by

                                                        ------------------------
                                                        Title:

Attest:


--------------------
Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Securities referred to in the within-mentioned Indenture.


Dated:                                          BNY MIDWEST TRUST COMPANY,

                                                  as Trustee,

                                                    By
                                                       ------------------------
                                                       Authorized Signatory


                  SECTION 2.03. Form of Reverse of Security. This Security is one of a duly authorized issue of securities of the Company designated as its "4.75% Convertible Notes due December 1, 2006" (herein called the "Securities"), limited in aggregate principal amount to $250,000,000, issued and to be issued under an Indenture, dated as of November 19, 2001 (herein called the ("Indenture") between the Company and BNY Midwest Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

                  No sinking fund is provided for in the Securities. The Securities may not be redeemed at the option of the Company at any time prior to December 5, 2004. Commencing on such date, the Company may redeem some or all of the Securities on at least 20 but not more than 60 days' notice if for 20 Trading Days within any period of 30 consecutive Trading Days, including the last day of such period, the Current Market Price of the Common Stock exceeds 125% of the then prevailing Conversion Price, at the following Redemption Prices (expressed in percentages of the principal amount) for the 12-month period beginning on December 5 of the following years:

                                                    Redemption
                          Year                        Price
                          ----                        -----

                          2004                       101.90%
                          2005                       100.95%

In addition to such Redemption Price, the Company shall pay interest and Liquidated Damages, if any, accrued and unpaid to, but excluding, the Redemption Date on the Securities being redeemed, including those Securities which are converted into Common Stock after the date the notice of the redemption is mailed and prior to the Redemption Date.

                  Notice of redemption (which notice shall be irrevocable) must be given no later than the close of business on the tenth Business Day immediately following the conclusion of the 30 Trading Day period referred to above by first-class mail to Holders of Securities at their registered addresses as recorded in the Security Register.

                  In any case where the due date for the payment of the principal of or interest, including Liquidated Damages, on any Security or the last day on which a Holder of a Security has a right to convert his Security shall be at any place of payment or place of conversion, as the case may be, a day on which banking institutions at such place of payment or place of conversion are authorized or obligated by law or executive order to close, then payment of principal or interest, including Liquidated Damages, or delivery for conversion of such Security need not be made on or by such date at such place but may be made on or by the next suc ceeding day at such place which is not a day on which banking institutions are authorized or obligated by law or executive order to close, with the same force and effect as if made on the date for such payment or the date fixed for redemption or repurchase, or at the Stated Maturity or by such last day for conversion, and no interest shall accrue for the period after such date.

                  Subject to and upon compliance with the provisions of the Indenture, the Holder of this Security is entitled, at his option, at any time prior to the close of business on December 1, 2006, or in case this Security is called for redemption or the Holder hereof has exercised its right to require the Company to repurchase this Security, then in respect of this Security until and including, but (unless the Company defaults in making the payment due upon redemption or repurchase, as the case may be) not after, the close of business on the Redemption Date or the Repurchase Date, as the case may be, to convert this Security into validly issued fully paid and nonassessable shares of Common Stock of the Company at an initial Conversion Rate equal to 153.846 shares of Common Stock per $1,000 principal amount of Securities (or at the current adjusted Conversion Rate if an adjustment has been made as provided in the Indenture) by surrender of this Security, and also a duly executed conversion notice, substantially in the form provided in Annex A of the Indenture (including the tax certification contained in such notice), to the Company, subject to any laws or regulations applicable thereto and subject to the right of the Company to terminate the appointment of the Conversion Agent (as defined below), at the principal corporate trust office of the Trustee in The City of New York or at such other offices or agencies outside the United States that the Company may designate (each a "Conversion Agent"). No payment or adjustment is to be made on conversion for cash dividends on the Common Stock issued on conversion or, unless such Security has been called for redemption, if the date of conversion is not an Interest Payment Date, interest accrued hereon from the Interest Payment Date next preceding the date of conversion. No fractions of shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional interest (calculated to the nearest 1/100th of a share) the Company shall pay a cash adjustment as provided in the Indenture, or alternatively, at the Company's option, the Company shall round up the conversion transaction to the next higher whole share. In addition, the Indenture provides that in case of certain consolidations or mergers to which the Company is a party or the sale or transfer of all or substantially all of the assets of the Company, the Indenture shall be amended, without the consent of any Holders of Securities, so that this Security, if then Outstanding, will be convertible thereafter, during the period this Security shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon consolidation, merger, sale or transfer by a holder of the number of Common Stock of the Company into which this Security might have been converted immediately prior to such consolidation, merger, sale or transfer assuming such holder of Common Stock did not exercise his or her rights of election, if any, and received per share the kind and amount of consideration received in respect of a Non-electing Share (or, if the kind or amount of shares of stock or other securities, cash or property receivable in respect of such transaction is not the same for each Non-electing Share, then the kind and amount so receivable per share by a plurality of the Non-electing Shares). Adjustments in the Conversion Rate of less than one percent of such price will not be required, but any adjustment that would otherwise be required to be made will be carried forward and taken into account in the computation of any subsequent adjustment.

                  Notwithstanding any provision hereof, no securi ties will be delivered on conversion of this Security or any portion hereof unless the certification and other requirements described in the Indenture are satisfied.

                  Subject to certain limitations in the Indenture, at any time when the Company is not subject to Section 13 or 15(d) of the United States Securities Exchange Act of 1934, as amended, upon the request of a Holder of a Security bearing the Restricted Securities Legend or the holder of Common Stock issued upon conversion thereof, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder of Securities bearing the Restricted Securities Legend or such holder of Common Stock issued upon conversion of Securities bearing the Restricted Securities Legend, or to a prospective purchaser of any such security designated by any such Holder or holder, as the case may be, to the extent required to permit compliance by any such holder with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

                  The Holder of this Security and the Common Stock of the Company issuable upon conversion thereof is entitled to the benefits of a Registration Rights Agreement (subject to the provisions thereof), dated as of November 19, 2001, among the Company, Salomon Smith Barney Inc. and J.P. Morgan Securities Inc. (the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement, the Company has agreed for the benefit of the Holders from time to time of the Securities and the Common Stock issuable upon conversion thereof that it will, at its expense, (a) within 90 days after the date of issuance of the original Securities, file a shelf registration statement (the "Shelf Registration Statement") with the Commission with respect to resales of the Securities and the Common Stock issuable upon conversion thereof, (b) use its best efforts to cause such Shelf Registration Statement to be declared effective by the Commission within 180 days after the date of original issuance of the Securities, and (c) use its best efforts to maintain such Shelf Registration Statement continuously effective under the Securities Act, until the second anniversary of the date of the effectiveness of the Shelf Registration Statement or such earlier date as is provided in the Registration Rights Agreement.

                  If (a) on or prior to 90 days following the date of original issuance of the Securities, a Shelf Registration Statement has not been filed with the Commission, or (b) on or prior to the 180th day following the date of original issuance of the Securities, such Shelf Registration Statement is not declared effective (each, a "Registration Default"), additional interest ("Liquidated Damages") will accrue on this Security (so long as this Security constitutes a Registrable Security under the Registration Rights Agreement and the holder hereof has complied with its obligations under the Registration Rights Agreement) from and including the day following such Registration Default to but excluding the day on which such Registration Default has been cured. Liquidated Damages will be paid semiannually in arrears, with the first semiannual payment due on the first interest payment date in respect of the Securities following the date on which such Liquidated Damages begin to accrue, and will accrue at a rate per annum equal to an additional one-quarter of one percent (0.25%) of the principal amount of the Registrable Securities outstanding to and including the 90th day following such Registration Default and at a rate per annum equal to one-half of one percent (0.50%) thereof from and after the 91st day following such Registration Default. In the event that the Shelf Registration Statement ceases to be effective prior to the second annual anniversary of the initial effective date of the Shelf Registration Statement or such earlier date as is provided in the Registration Rights Agreement for a period in excess of 60 days, whether or not consecutive, during any 12-month period, then Liquidated Damages will accrue on the Registrable Securities at a rate per annum equal to one-half of one percent (0.50%) on the principal amount of the Registrable Securities outstanding on the 61st day of the applicable 12-month period such Shelf Registration Statement ceases to be effective to but excluding the day on which the Shelf Registration Statement again becomes effective.

                  Whenever in this Security there is a reference, in any context, to the payment of the principal of, premium, if any, or interest on, or in respect of, any Security such mention shall be deemed to include mention of the payment of Liquidated Damages payable as described in the preceding paragraph to the extent that, in such context, Liquidated Damages are, were or would be payable in respect of such Security and express mention of the payment of Liquidated Damages (if applicable) in any provisions of this Security shall not be construed as excluding Liquidated Damages in those provisions of this Security where such express mention is not made.

                  The Holder of this Security, by its acceptance thereof, agrees to be bound by the terms of the Registration Rights Agreement relating to the Securities and the Common Stock issuable upon conversion thereof.

                  If a Change in Control occurs, the Holder of this Security shall have the right, at the Holder's option in accordance with the provisions of the Indenture, to require the Company to repurchase this Security (or any portion of the principal amount hereof that is an integral multiple of $1,000) for cash at a Repurchase Price equal to 100% of the principal amount thereof plus interest accrued to the Repurchase Date. Whenever in this Security there is a reference, in any context, to the principal of any Security as of any time, such reference shall be deemed to include reference to the Repurchase Price payable in respect of such Security to the extent that such Repurchase Price is, was or would be so payable at such time, and express mention of the Repurchase Price in any provision of this Security shall not be construed as excluding the Repurchase Price in those provisions of this Security when such express mention is not made.

                  If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable to the extent, in the manner and with the effect provided in the Indenture. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest, all of the Company's obligations in respect of the payment of the principal of and interest on the Securities shall terminate.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the written consent of the Holders of a majority in principal amount of the Securities at the time outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security or such other Security.

                  As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default and offered the Trustee indemnity satisfactory to it and the Trustee shall not have received from the Holders of a majority in principal amount of the Securities Outstanding a direction inconsistent with such request and shall have failed to institute any such proceedings for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or interest hereon (including any Liquidated Damages) on or after the respective due dates expressed herein.

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligations of the Company, which are absolute and unconditional, to pay the principal of and interest (including Liquidated Damages) on this Security at the times, places and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

                  The Securities are issuable only in fully regis tered form, without exception, and, except as provided in Section 2.01 of the Indenture, in denominations of $1,000 and any integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations and satisfaction of certain requirements therein set forth, Securities are exchangeable for a like aggregate principal amount of securities of the same or a different authorized denomination, as requested by the Holder surrendering the same.

                  As provided in the Indenture and subject to certain limitations and satisfaction of certain requirements therein set forth, the transfer of this Security is registrable on the Security Register upon surrender of this Security for registration of transfer at the office or agency of the Company as may be designated by it for such purpose in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to recover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentation of this Security for registration of transfer the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered, as the owner thereof for all purposes, whether or not such Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  THE INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, THE UNITED STATES OF AMERICA.

                  All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                    ELECTION OF HOLDER TO REQUIRE REPURCHASE

                  1. Pursuant to Section 13.01 of the Indenture, the undersigned hereby elects to have this Security repurchased by the Company.

                  2. The undersigned hereby directs the Trustee or the Company to pay it or ___________________________________________________________________
an amount in cash equal to 100% of the principal amount hereof, plus interest accrued to the Repurchase Date, as provided in the Indenture.

                                                      Dated:


                                                      --------------------------
                                                              Signature


                                                      --------------------------
                                                         Signature Guaranteed

Notice: Signature(s) must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Trustee, which requirements will include membership or participation in the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP) or such other "signature guarantee program" as may be determined by the Trustee in addition to, or in substitution for, STAMP, SEMP or MSP, all in accordance with the Securities Exchange Act of 1934, as amended.


Principal amount to be repurchased:  $
                                     ----------------

Remaining principal amount following such repurchase: $
                                                      -----------

NOTICE: The signature to the foregoing Election must correspond to the Name as written upon the face of this Security in every particular, without alteration or any change whatsoever.

                            [Include if Global Note]

           SCHEDULE OF INCREASES OR DECREASES IN THE PRINICIPAL AMOUNT
                                  OF SECURITIES

                  The original principal amount of this Global Security is Two Hundred Million U.S. Dollars ($200,000,000). The following increases or decreases in the principal amount of this Global Security have been made:



                                                                            Principal amount
                      Amount of                   Amount of                 of this Global           Signature of
                      decrease in                 Increase in               Security                 authorized
Date of               principal amount            principal amount          following                signatory of
increase or           of this Global              of this Global            such decrease            Trustee or
decrease              Security                    security                  (or increase)            Depositary
-----------------------------------------------------------------------------------------------------------------------------





                                 ASSIGNMENT FORM


     To assign this Security, fill in the form below:

     (I) or (we) assign and transfer this Security to

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               (Insert assignee's social security or tax I.D. no.)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably appoint ____________________________________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.


Your Signature:
-------------------------------------------------------
(Sign exactly as your name appears on the other side of this Security)

     Date:
            --------------------------------

     Medallion Signature Guarantee:

[FOR INCLUSION ONLY IF THIS SECURITY BEARS A RESTRICTED SECURITIES LEGEND] In connection with any transfer of any of the Securities evidenced by this certificate which are "restricted securities" (as defined in Rule 144 (or any successor thereto) under the Securities Act), the undersigned confirms that such Securities are being transferred:

     CHECK ONE BOX BELOW

     (1)  [_]  to the Company; or

     (2) [_] pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

     (3)  [_]  pursuant to and in compliance with Regulation
S under the Securities Act of 1933; or

     (4) [_] pursuant to an exemption from registration under the Securities Act of 1933 provided by Rule 144 thereunder.

     Unless one of the boxes is checked, the Registrar will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (3) or
(4) is checked, the Trustee may require, prior to registering any such transfer of the Securities, such certifications and other information, and if box (4) is checked such legal opinions, as the Company has reasonably requested in writing, by delivery to the Trustee of a standing letter of instruction, to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933; provided that this paragraph shall not be applicable to any Securities which are not "restricted securities" (as defined in Rule 144 (or any successor thereto) under the Securities Act).

Your Signature:
-------------------------------------------------------
(Sign exactly as your name appears on the other side of this Note)

     Date:
            --------------------------

     Medallion Signature Guarantee:


                  SECTION 2.04. Form of Trustee's Certificate of Authentication. This is one of the Securities referred to in the within-mentioned Indenture.


Dated:                                            BNY MIDWEST TRUST COMPANY, as
                                                  Trustee,

                                                     by
                                                        ------------------------

                                                         Authorized Signatory

                                   ARTICLE III

                                 The Securities

                  SECTION 3.01. Title and Terms. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $250,000,000 except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Sections 3.04, 3.05, 3.06, 9.05, or 12.02.

                  The Securities shall be known and designated as the "4.75% Convertible Notes due December 1, 2006" of the Company. Their Stated Maturity shall be December 1, 2006 and they shall bear interest at the rate of 4.75% per annum from November 19, 2001 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semiannually in arrears on June 1 and December 1 of each year, commencing June 1, 2002, and at Maturity, until the principal thereof is paid or made available for payment; provided that any amount of such principal or interest that is overdue shall bear interest at the rate of 4.75% per annum (to the extent that payment of such interest shall be legally enforceable), from the date such amount is due until it is paid or made available for payment, and such interest on any overdue amount shall be payable on demand.

                  The principal of and interest on the Securities shall be payable in immediately available funds and in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the corporate trust office of the Trustee in the Borough of Manhattan, The City of New York or, at the option of the Holder and subject to any fiscal or other laws and regulations applicable thereto, at any other office of the Trustee or any Paying Agent outside The City of New York; provided, however, that upon application (including wire payment instructions) by the Holder to the Trustee not later than the relevant Regular Record Date, such Holder may receive payment by wire transfer to a U.S. Dollar account (such transfers to be made only to Holders of an aggregate principal amount in excess of U.S. $2,000,000) maintained by the payee with a bank in The City of New York, New York; and provided further that subject to the preceding proviso, payment of interest may, at the option of the Company, be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Unless such designation is revoked, any such designation made by such Holder with respect to such Security will remain in effect with respect to any future payments with respect to such Security payable to such Holder. The Company will pay any administrative costs imposed by banks in connection with making such payments, upon application by the relevant Holder. Notwithstanding the second sentence of this paragraph, each payment of principal and interest in respect of a Global Security will be made in accordance with the Applicable Procedures.

                  The Securities shall be redeemable at the Company's option, in whole or in part, under the circumstances and at the Redemption Prices specified in the form of Securities set forth in Sections 2.02 and 2.03.

                  The Securities shall be convertible as provided in Article
XII.

                  The Securities shall be subject to repurchase by the Company at the option of the Holders as provided in Article XIII.

                  SECTION 3.02. Denominations. The Securities shall be issuable only in registered form without coupons and, except as provided in Section 2.01, only in denominations of $1,000 and any integral multiple of $1,000 in excess thereof.

                  SECTION 3.03. Execution, Authentication, Delivery and Dating. The Securities shall be executed on behalf of the Company by any one of its Chairman of the Board, its Chief Executive Officer, its President, or any one of its Vice Presidents, attested by its Secretary or one of its Assistant Secretaries. Any such signature may be manual or facsimile.

                  Securities bearing the manual or facsimile signature of individuals who were at any time the proper Officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and make available for delivery such Securities as in this Indenture provided and not otherwise. In connection with any Company Order for authentication, a compliance certificate and Opinion of Counsel pursuant to Section 1.02 shall not be required.

                  Each Security shall be dated the date of its authentication.

                  No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee or the Authenticating Agent by manual signature of an authorized signatory, and such certificate upon such Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold or delivered by the Company, and the Company shall deliver such Security to the Trustee for cancelation as provided in Section 3.09, for all purposes of this Indenture and such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

                  SECTION 3.04. Temporary Securities. Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and make available for delivery, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the Officers executing such Securities may determine, as evidenced by their execution of such Securities.

                  If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 10.02, without charge to the Holder. Upon surrender for cancelation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

                  (b) A Global Security deposited with the Depositary or with the Trustee as custodian for the Depositary pursuant to Section 2.01 shall be transferred to the beneficial owners thereof in the form of certificated Securities in definitive form only if such transfer complies with Section 3.05 and (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security, (ii) such Depositary is closed for business for 14 continuous days, (iii) if at any time such Depositary ceases to be a "clearing agency" registered under the Exchange Act and a successor Depositary is not appointed by the Company within 90 days of such notice, (iv) if such Depositary announces an intention permanently to cease business or does in fact do so or (v) an Event of Default has occurred and is continuing.

                  (c) Any Global Security or interest therein that is transferable to the beneficial owners thereof in the form of certificated Securities in definitive form shall, if held by the Depositary, be surrendered by the Depositary to the Trustee, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Security, an equal aggregate principal amount of Securities of authorized denominations in the form of certificated Securities in definitive form. Any portion of a Global Security transferred pursuant to this Section shall be executed, authenticated and delivered only in denominations of $1,000 and any integral multiple thereof and registered in such names as the Depositary shall direct. Any Securities in the form of certificated Securities in definitive form delivered in exchange for an interest in the Global Security shall, except as otherwise provided by Section 3.05(c), bear the Restricted Securities Legend set forth in Section 2.02.

                  (d) Prior to any transfer pursuant to Section 3.04(b), the registered holder of a Global Security may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a holder is entitled to take under this Indenture or the Securities.

                  SECTION 3.05. Registration, Registration of Transfer and Exchange; Restrictions on Transfer. (a) The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section
10.02 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided. Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 10.02 for such purpose, and subject to the other provisions of this Section 3.05, the Company shall execute, and the Trustee shall authenticate and make available for delivery, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount.

                  At the option of the Holder, and subject to the other provisions of this Section 3.05, Securities may be exchanged for other Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, and subject to the other provisions of this Section 3.05, the Company shall execute, and the Trustee shall authenticate and make available for delivery, the Securities which the Holder making the exchange is entitled to receive.

                  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and subject to the other provisions of this Section 3.05, entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                  Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange of securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.04 or 12.02 not involving any transfer and subject to Section 12.08 and 12.09.

                  (b) Notwithstanding any provision to the contrary herein, so long as a Global Security remains outstanding and is held by or on behalf of the Depositary, transfers of a Global Security, in whole or in part, or of any beneficial interest therein, shall only be made in accordance with Sections 2.01(b) and 3.05; provided, however, that beneficial interests in a Global Security may be transferred to persons who take delivery thereof in the form of a beneficial interest in the Global Security in accordance with the transfer restrictions set forth under the heading "Notice to Investors" in the offering memorandum relating to the Securities dated November 13, 2001 and, if applicable, in the Restricted Securities Legend.

                  Except for transfers or exchanges made in accordance with
Section 3.05, transfers of a Global Security shall be limited to transfers of such Global Security in whole, but not in part, to nominees of the Depositary or to a successor of the Depositary or such successor's nominee.

                  In the event that a Global Security is exchanged for Securities in definitive form pursuant to Section 3.05 prior to the effectiveness of a Shelf Registration Statement with respect to such Securities, such exchange may occur, and such Securities may be further exchanged or transferred, only upon receipt by the Registrar of (1) such Global Security or such Securities in definitive form, duly endorsed as provided herein, as applicable, (2) instructions from the holder directing the Trustee to authenticate and deliver one or more Securities in definitive form of the same aggregate principal amount as the Global Security or the Securities in definitive form (or portion thereof), as applicable, to be transferred, such instructions to contain the name or names of the designated transferee or transferees, the authorized denomination or denominations of the Securities in definitive form to be so issued and appropriate delivery instructions, and (3) such certifications or other information and, in the case of transfers pursuant to Rule 144 under the Securities Act, legal opinions as the Company may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act (including the certification requirements intended to ensure that such transfers comply with Rule 144A or Regulation S under the Securities Act, as the case may be), and upon compliance with such other procedures as may from time to time be adopted by the Company and the Security Registrar.

                  (c) Except in connection with a Shelf Registration Statement contemplated by and in accordance with the terms of the Registration Rights Agreement, if Securities are issued upon the registration of transfer, exchange or replacement of Securities bearing a Restricted Securities Legend, or if a request is made to remove such a Restrictive Securities Legend on Securities, the Securities so issued shall bear the Restricted Securities Legend, or a Restricted Securities Legend shall not be removed, as the case may be, unless there is delivered to the Company such satisfactory evidence, which, in the case of a transfer made pursuant to Rule 144 under the Securities Act, may include an opinion of counsel given in accordance with the laws in the State of New York, as may be reasonably required by the Company, that neither the legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A, Rule 144 or Regulation S under the Securities Act or that such Securities are not "restricted" within the meaning of Rule 144 under the Securities Act. Upon provision to the Company of such satisfactory evidence, the Trustee, at the written direction of the Company, shall authenticate and deliver Securities that do not bear the legend. The Company shall not be entitled to require the delivery of a legal opinion in connection with any transfer or exchange of Securities that do not bear the restrictive legend.

                  (d) Neither the Trustee nor any Agent shall have any responsibility for any actions taken or not taken by the Depositary.

                  (e) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Securities (including any transfers between or among the Depositary's participants or beneficial owners of interests in any Global Security) other than to require delivery of such certificates and other documentation as is expressly required by, and to do so if and when expressly required by, the terms of this Indenture and to examine the same to determine substantial compliance as to form with the express requirements hereof.

                  (f) Anything to the contrary herein notwithstanding, the Company and the Trustee may impose such transfer, certification, exchange or other requirements, and require such restrictive legends on certificates evidencing the Securities, as (i) they may determine are necessary to ensure compliance with the securities laws of the United States and the states therein and any other applicable laws, (ii) to ensure that the Shelf Registration Statement or amendment covering the Securities or shares of Common Stock to be issued upon conversion of the Securities is declared effective by the Commission or (iii) as the Depositary may require.

                  SECTION 3.06. Mutilated, Destroyed, Lost or Stolen Securities. If there shall be delivered to the Company and the Trustee (i) (A) any mutilated Security or (B) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security or in exchange for such mutilated Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                  A Holder shall bear the cost to the Company of replacing a mutilated, destroyed, stolen or lost Security.

Upon the issuance of any new Security under this Section, the Company also may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obliga tion of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

                  SECTION 3.07. Payment of Interest, Interest Rights Preserved. Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

                  Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (a) or (b) below:

                  (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the pro posed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities at such Holder's address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (b).

                  (b) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section and
Section 3.05, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

                  Any Security surrendered for conversion during the period from the close of business on any Regular Record Date to the opening of business on the next succeeding Interest Payment Date (except Securities called for redemption on a Redemption Date or to be repurchased on a Repurchase Date and, as a result, the right to convert such Securities with respect to which redemption or repurchase rights have been exercised would terminate during such period) must be accompanied by payment in New York Clearing House Funds or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of such Securities being surrendered for conversion. In the case of any Security which is converted after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Security whose Maturity is prior to such Interest Payment
Date) whose Stated Maturity is on such Interest Payment Date, interest shall be payable on such Interest Payment Date notwith standing such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence or in Section 11.06, in the case of any Security which is converted, interest whose Stated Maturity is after the date of conversion of such Security shall not be payable.

                  SECTION 3.08. Persons Deemed Owners. Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee shall treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and (subject to Sections 3.05 and 3.07) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

                  SECTION 3.09. Cancelation. All Securities surrendered for payment, redemption, repurchase, registration of transfer or exchange or conversion shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Securities so delivered shall be canceled promptly by the Trustee. The Company may at any time deliver to the Trustee for cancelation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee for cancelation any Securities previously authenticated hereunder which the Company has not issued and sold or delivered, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section 3.09, except as expressly permitted by this Indenture. The Trustee shall destroy canceled Securities and deliver a certificate of such destruction to the Company.

                  SECTION 3.10. Computation of Interest. Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

                  SECTION 3.11. CUSIP Numbers. The Company in issuing the Securities may use "CUSIP", "ISIN" and "CINS" numbers (if then generally in use), and the Trustee shall use CUSIP numbers, ISIN numbers or CINS numbers, as the case may be, in notices of redemption, repurchase or exchange as a convenience to the Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption, repurchase or exchange and that reliance may be placed only on the other identification numbers printed on the Securities.

                  SECTION 3.12. Regulation S. The Company agrees that it will refuse to register any transfer of Securities or any shares of Common Stock issued upon conversion of Securities that is not made in accordance with the provisions of Regulation S under the Securities Act, pursuant to a registration statement which has been declared effective under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act; provided that the provisions of this Section shall not be applicable to any Securities which do not bear a Restricted Securities Legend or to any shares of Common Stock evidenced by certificates which do not bear a Restricted Common Stock Legend.


                                   ARTICLE IV

                           Satisfaction and Discharge

                  SECTION 4.01. Satisfaction and Discharge of Indenture. This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of conversion, or replacement of Securities herein expressly provided for, any right to receive the payment of principal of, or interest on, such Securities or Liquidated Damages under the tenth paragraph on the reverse of the form of Securities set forth in Section 2.03 and the rights, obligations and immunities of the Trustee hereunder), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (a) either

                           (i) all Securities theretofore authenticated and
                  delivered (other than (A) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06 and (B) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.03) have been delivered to the Trustee for cancelation; or

                           (ii) all such Securities not theretofore
                  delivered to the Trustee for cancelation

                                    (A) have become due and payable, or

                                    (B) will have become due and payable at
                           their Stated Maturity within one year, or

                                    (C) are to be called for redemption within
                           one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company;

         and the Company, in the case of (A), (B) or (C) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose (1) money in an amount, or (2) U.S. Government Obligations that through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (3) a combination thereof, sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancelation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

                  Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.07 shall survive.

                  SECTION 4.02. Application of Trust Money. (a) Subject to the provisions of the last paragraph of Section 10.03, all moneys and U.S. Government Obligations deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Trustee.

                  All moneys deposited with the Trustee pursuant to Section 4.01 (and held by it or any Paying Agent) for the payment of Securities subsequently converted shall be returned to the Company upon Company Request.

                  (b) The Company shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against U.S. Government Obligations deposited pursuant to Section 4.01 or the interest and principal received in respect of such obligations other than any payable by or on behalf of Holders.

                  (c) The Trustee shall deliver or pay to the Company from time to time upon Company Request any U.S. Government Obligations or money held by it as provided in Section 4.01, which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are then in excess of the amount thereof which then would have been required to be deposited for the purpose for which such obligations or money were deposited or received.

                                    ARTICLE V

                                    REMEDIES

                  SECTION 5.01. Events of Default. "Event of Default", whenever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) default in the payment of any interest (including any Liquidated Damages) upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

                  (b) default in the payment of the principal or Redemption Price or Repurchase Price of any Security at its Maturity; or

                  (c) default in the Company's obligation to provide notice of a Change in Control as provided by Section 13.02; or

                  (d) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 10% in aggregate principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (e) default under any bond, debenture, note or other evidence of Indebtedness of the Company or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness of the Company (including this Indenture), whether such Indebtedness now exists or shall hereafter be created, which default shall constitute a failure to pay an aggregate principal amount exceeding $35,000,000 of such Indebtedness when due and payable after the expiration of any applicable grace period with respect thereto and shall have resulted in such Indebtedness in an aggregate principal amount exceeding $35,000,000 becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such Indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 10 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 10% in principal amount of the Outstanding Securities a written notice specifying such default and requiring the Company to cause such Indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; provided, however, that if such default under such bond, debenture, note, mortgage, indenture or other instrument or evidence of Indebtedness shall be remedied or cured by the Company or waived pursuant to such agreement or instrument, then, unless the maturity of the Securities shall have been accelerated as provided herein, the Event of Default hereunder by reason therefor shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of either the Trustee or the Holders. Subject to the provisions of
         Section 6.01 and 6.02, the Trustee shall not be deemed to have knowledge of such default unless either (i) a Responsible Officer of the Trustee shall have actual knowledge of such default or (ii) the Trustee shall have received written notice thereof from the Company, from any Holder, from the holder of any such Indebtedness or from the trustee under any such mortgage, indenture or other instrument;

                  (f) the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Company in an involuntary case or proceeding under Title 11 of the U.S. Code (the "Bankruptcy Code") or any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or (ii) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (g) the commencement by the Company of a voluntary case or proceeding under the Bankruptcy Code or any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due and its willingness to have a case commenced against it or to seek an order for relief under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law or the taking of corporate action by the Company in furtherance of any such action.

                  SECTION 5.02. Acceleration of Maturity; Rescission and Annulment. If an Event of Default (other than an Event of Default specified in Section 5.01(a), (b), (f) and (g)) occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal amount of all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) and any accrued interest and any unpaid Liquidated Damages thereon shall become immediately due and payable. If an Event of Default specified in Section 5.01(a) or (b) occurs and is continuing, the Holder of any Outstanding Security may, by notice in writing to the Company (with a copy to the Trustee), declare the principal of such Security to be due and payable immediately, and upon any such declaration such principal and (subject to Section 3.07) any accrued interest and Liquidated Damages thereon shall become immediately due and payable. If an Event of Default specified in Sections 5.01(f) and (g) occurs and is continuing, the principal and any accrued interest, together with any Liquidated Damages thereon, on all of the Securities then Outstanding shall ipso facto become due and payable immediately without any declaration or other Act on the part of the Trustee or any Holder.

                  At any time after such declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as herein after in this Article V provided, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                  (a) the Company has paid or deposited with the Trustee a sum sufficient to pay

                           (i) all overdue interest and any Liquidated
                  Damages thereon on all Securities,

                           (ii) the principal of any Securities which have
                  become due otherwise than by such declaration of acceleration and any interest thereon at the rate borne by the Securities,

                           (iii) to the extent that payment of such interest is
                  lawful, interest upon overdue interest at a rate per annum equal to the rate otherwise borne by the Securities plus 1% per annum, and

                           (iv) all sums paid or advanced by the Trustee
                  hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                  (b) all Events of Default, other than the nonpayment of the principal of, and any interest on, Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

                  No such rescission or annulment shall affect any subsequent default or impair any right consequent thereon.

                  SECTION 5.03. Collection of Indebtedness and Suits for Enforcement by Trustee. The Company covenants that if

                  (a) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (b) default is made in the payment of the principal of any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and on any overdue interest, at a rate of 4.75% per annum, and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including amounts due the Trustee and any predecessor Trustee under
Section 6.07.

                  If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

                  If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.


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                                                                              58


                  SECTION 5.04. Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or either of their creditors, the Trustee (irrespective of whether the principal of, and any interest on, the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (i) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee and each predecessor Trustee, its agents and counsel) and of the Holders of Securities allowed in such judicial proceeding, and

                  (ii) to collect and receive any moneys or other property payable or deliverable on any such claim and to distribute the same,

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Securities by his acceptance thereof to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, and each predecessor Trustee, its agents and counsel and any other amounts due the Trustee under Section 6.07.


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                                                                             59

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security any plan of reorganization, arrangement, adjustment, or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder of a Security in any such proceeding; provided, however, that the Trustee may, on behalf of such Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

                  SECTION 5.05. Trustee May Enforce Claims Without Possession of Securities. All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, and each predecessor Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which judgment has been recovered.

                  SECTION 5.06. Application of Money Collected. Any money collected by the Trustee pursuant to this Article V shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST:  To the payment of all amounts due the Trustee under
         Section 6.07; and

                  SECOND: To the payment of the amounts then due and unpaid for principal of and interest (including Liquidated Damages, if any) on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and interest, respectively.

                  SECTION 5.07. Limitation on Suits. No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:


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                                                                             60


                  (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                  (b) the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (c) such Holder or Holders have offered to the Trustee indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Securities;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

                  SECTION 5.08. Unconditional Right of Holders to Receive Principal and Interest and to Convert. Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and (subject to Section 3.07) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption or repurchase, on the Redemption Date or Repurchase Date, as the case may be), and to convert such Security in accordance with Article XII; provided that such Holder delivers the conversion notice required by Section 12.02, and to institute suit for the enforcement of any such payment and right to convert, and such rights shall not be impaired without the consent of such Holder.

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                                                                            61


                  SECTION 5.09. Restoration of Rights and Remedies. If the Trustee or any Holder of a Security has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders of Securities shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and such Holders shall continue as though no such proceeding had been instituted.

                  SECTION 5.10. Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  SECTION 5.11. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article V or by law to the Trustee or to the Holders of Securities may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Securities, as the case may be.

                  SECTION 5.12. Control by Holders of Securities. The Holders of a majority in principal amount of the Outstanding Securities shall, subject to
Section 6.03(e), have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided that such direction shall not be in conflict with any rule of law or with this Indenture, and provided further that (subject to the provisions of Sections 6.01 and 6.03) the Trustee shall have the right to decline to follow any such direction if (a) the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken, (b) the Trustee by its board of directors or the executive committee thereof or a trust committee of its directors and/or Responsible Officers shall determine that the action or proceedings so directed would involve the Trustee in personal liability or (c) the Trustee shall so determine that the actions or forbearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders of the Securities not joining in the giving of said direction, it being understood that (subject to Sections 6.01 and 6.03) the Trustee shall have no duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders.

                  Nothing in this Indenture shall impair the right of the Trustee to take any other action deemed proper by the Trustee which is not inconsistent with such direction.

                  SECTION 5.13. Waiver of Past Defaults. The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default (1) in the payment of the principal of or interest on any Security, or (2) in respect of a covenant or provision hereof which under Article IX cannot be modified or amended without the consent of the Holders of each Outstanding Security affected.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                  SECTION 5.14. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this
Section 5.14 shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in aggregate principal amount of the Outstanding Securities, or to any suit instituted by any Holder of any Security for the enforcement of the payment of the principal of or interest on any Security on or after the respective Stated Maturity or Maturities expressed in such Security (or, in the case of redemption or repurchase, on or after the Redemption Date or the Repurchase Date, as the case may be) or for the enforcement of the right to convert any Security in accor dance with Article XII.

                  SECTION 5.15. Waiver of Stay or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                   ARTICLE VI

                                   The Trustee

                  SECTION 6.01. Certain Duties and Responsibilities. (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  (b)  Except during the continuance of an Event of Default,

                  (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

                  (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

                  (i) this paragraph (c) shall not be construed to limit the effect of paragraph (b) of this Section;

                  (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

                  (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it.

                  (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

                  SECTION 6.02. Notice of Defaults. Within 90 days after the occurrence of any default hereunder, the Trustee shall transmit by mail to all Holders of Securities, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders of the Securities; and provided, further, that in the case of any default of the character specified in Section 5.01(d), no such notice to Holders of Securities shall be given until at least 30 days after the occurrence of such default. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

                  SECTION 6.03. Certain Rights of Trustee. Subject to the provisions of Section 6.01:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any Board Resolution, resolution, Officers' Certificate, other certificate, statement, instrument, Opinion of Counsel, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors of the Company shall be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate or an Opinion of Counsel;

                  (d) the Trustee may consult with counsel (at the expense of the Company) and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent, attorney, custodian or nominee appointed with due care by it hereunder.

                  SECTION 6.04. Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Securities (except the Trustee's certificates of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

                  SECTION 6.05. May Hold Securities, Act as Trustee Under Other Indentures. The Trustee, any Authenticating Agent, any Paying Agent, any Conversion Agent or any other agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Conversion Agent, Security Register or such other agent.

                  SECTION 6.06. Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

                  SECTION 6.07. Compensation and Reimbursement. The Company agrees:

                  (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse each of the Trustee and any predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by it in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except to the extent any such expense, disbursement or advance may be attributable to its own negligence or bad faith; and

                  (3) to indemnify each of the Trustee and any predecessor Trustee for, and to hold it harmless against, any loss, liability or expense, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder or the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its power or duties hereunder and the cost and expenses of enforcing this right of indemnity, except to the extent any such loss, liability or expense is due to its own negligence, willful misconduct or bad faith.

                  To ensure the performance of the obligations of the Company under this Section, the Trustee shall have a senior claim to which the Securities are hereby made subordinate upon all property and funds held or collected by the Trustee as such, except property and funds held in trust for the payment of principal of, premium, if any, or interest on particular Securities.

                  Without limiting any rights available to the Trustee under applicable law, when the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.01(f) or Section 5.01(g), the expenses (including the reasonable charges and expenses of its counsel) and compensation for the services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law.

                  The provisions of this Section shall survive the termination of this Indenture and the resignation or removal of the Trustee.

                  SECTION 6.08. Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder which shall be a corporation or trust company organized and doing business under the laws of the United States of America, any state thereof, or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least U.S. $50,000,000, subject to supervision or examination by Federal or state authority, in good standing and having an established place of business or an agent with an established place of business in The City of New York. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                  SECTION 6.09. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.10.

                  (b) The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by this Section 6.09 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (c) The Trustee may be removed at any time by an Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and the Company.

                  (d)  If at any time:

                           (i) the Trustee shall fail to comply with Section
                  310(b) of the Trust Indenture Act after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                           (ii) the Trustee shall cease to be eligible under
                  Section 6.08 and shall fail to resign after written request therefor by the Company or by any Holder, or

                           (iii) the Trustee shall become incapable of acting or
                  shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 5.14, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee or Trustees.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee and shall comply with the applicable requirements of this
Section 6.09. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of this Section 6.09, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders of Securities and accepted appointment in the manner required by this Section 6.09, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders of Securities by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

                  SECTION 6.10. Acceptance of Appointment by Successor. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

                  No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be eligible under this Article.

                  Upon the acceptance of appointment by any successor Trustee, all fees, charges and expenses of the retiring Trustee shall become immediately due and payable upon the rendering of a statement thereof.

                  SECTION 6.11. Merger, Conversion, Consolidation or Succession to Business. Any entity into which the Trustee may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any entity succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder; provided such entity shall be otherwise eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenti cated with the same effect as if such successor Trustee had itself authenticated such Securities.

                  SECTION 6.12. Authenticating Agent. The Trustee may appoint an Authenticating Agent or Agents acceptable to the Company with respect to the Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon exchange or substitution pursuant to this Indenture. Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder, and every reference in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall at all times be a corporation or trust company organized and doing business under the laws of the United States of America or any State thereof and authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than U.S. $50,000,000 or its equivalent (or its parent holding company has a combined capital and surplus of not less than U.S. $50,000,000 or its equivalent) in another currency or composite currencies and subject to supervision or examination by government authority. If such Authenticating Agent (or its parent holding company) publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 6.12, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this
Section 6.12, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 6.12.

                  Any entity into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any entity succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent; provided such entity shall be otherwise eligible under this Section 6.12, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                  An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.12, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 6.12.

                  If an Authenticating Agent is appointed with respect to the Securities pursuant to this Section 6.12, the Securities may have endorsed thereon, in addition to or in lieu of the Trustee's certification of authentication, an alternative certificate of authentication in the following form:

                  This is one of the Securities referred to in the within-mentioned Indenture.


Dated:                               BNY Midwest Trust Company,
                                     as Trustee,

                                     by  Authenticating Agent (or
                                         authorized representative), as
                                         Authenticating Agent,

                                         by ________________________
                                            Authorized Signatory



                                   ARTICLE VII

                  Holder's Lists and Reports by Trustee and Company

                  SECTION 7.01. Company to Furnish Trustee Names and Addresses of Holders. The Company will furnish or cause to be furnished to the Trustee

                  (a) semiannually, not more than 15 days after the Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities as of such Regular Record Date, and


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                                                                             74

                  (b) at such other times as the Trustee may reasonably request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

                  SECTION 7.02. Preservation of Information; Communications to Holders. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it pursuant to Section
7.01 upon receipt of a new list so furnished.

                  (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act for holders of securities issued under an indenture qualified pursuant to the Trust Indenture Act.

                  (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act or the Code.

                  SECTION 7.03. Reports by the Company. (a) The Company shall file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) which the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act. In the event the Company is not subject to Section 13 or 15(d) of the Exchange Act, it shall file with the Trustee upon request the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

                  (b) The Company shall file with the Trustee such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be requested from time to time by the Trustee.

                                  ARTICLE VIII

                  Consolidation, Merger, Conveyance, Transfer or Lease

                  SECTION 8.01. Company May Consolidate, etc., Only on Certain Terms. The Company shall not consolidate with or merge into any other Person or, directly or indirectly, convey, transfer, sell or lease or otherwise dispose of all or substantially all of its properties and assets to any Person (other than a wholly owned Subsidiary of the Company), and the Company shall not permit any Person (other than a wholly owned Subsidiary of the Company) to consolidate with or merge into the Company or convey, transfer, sell or lease all or substantially all of its properties and assets to the Company, unless:

                  (a) in case the Company shall consolidate with or merge into another Person or convey, transfer, sell or lease all or substantially all of its properties and assets to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, transfer or sale, or which leases, all or substantially all of the properties and assets of the Company shall be a corporation, limited liability company, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, the due and punctual payment of the principal of and interest (including Liquidated Damages) on all of the Securities, as applicable, and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed and shall have provided for conversion rights in accordance with Section 12.11;

                  (b) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or a Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

                  (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer, sale or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article VIII and that all conditions precedent herein provided for relating to such transaction have been complied with.

                  SECTION 8.02. Successor Substituted. Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer, sale or lease of all or the properties and assets of the Company in accordance with Section 8.01, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                   ARTICLE IX

                             Supplemental Indentures

                  SECTION 9.01. Supplemental Indentures Without Consent of Holders of Securities. Without the consent of any Holders of Securities, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, for any of the following purposes:

                  (a) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants and obligations of the Company herein and in the Securities as permitted by this Indenture; or

                  (b) to add to the covenants of the Company for the benefit of the Holders of Securities, or to surrender any right or power herein conferred upon the Company; or

                  (c) to secure the Securities; or

                  (d) to modify the restrictions on, and procedures for, resale and other transfers of the Securities to the extent required by any change in applicable law or regulation (or the interpretation thereof) or in practice relating to the resale or transfer of restricted securities generally; or

                  (e) to make provision with respect to the conversion rights of Holders of Securities pursuant to Section 12.11; or

                  (f) to accommodate the issuance, if any, of Securities in book-entry or definitive form and matters related thereto which do not adversely affect the interest of the Holders of Securities; or

                  (g) to comply with any requirements of the Commission in order to effect and maintain the qualification of this Indenture under the Trust Indenture Act; or

                  (h) to cure any ambiguity, to correct or supplement any provision herein, which may be inconsistent with any other provision herein or which is otherwise defective, or to make any other provisions with respect to matters or questions arising under this Indenture as the Company and the Trustee may deem necessary or desirable; provided that such action pursuant to this clause (h) shall not adversely affect the interests of the Holders of Securities in any material respect.

Upon Company Request, accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and subject to and upon receipt by the Trustee of the documents described in Section 9.03 hereof, the Trustee shall join with the Company in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture and any further appropriate agreements and stipulations which may be therein contained.

                  SECTION 9.02. Supplemental Indentures with Consent of Holders of Securities. With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities (including consents obtained in connection with a tender offer or exchange offer for the Securities), by the Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities under this Indenture; provided, however, that no such supplemental indenture shall, without the consent or affirmative vote of the Holder of each Outstanding Security affected thereby,

                  (i) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest payable thereon or any premium payable upon redemption or mandatory repurchase thereof, or change the coin or currency in which any Security or the interest or premium thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption or repurchase, on or after the Redemption Date or Repurchase Date, as the case may be) or, except as permitted by Section 12.12, adversely affect the right to convert any Security as provided in Article XII, or

                  (ii) reduce the requirements of Section 10.04 for quorum or voting, or reduce the percentage in aggregate principal amount of the Outstanding Securities the consent of whose Holders is required for any such supplemental indenture or the consent of whose Holders is required for any waiver provided for in this Indenture, or

                  (iii) modify any of the provisions of this Section, Section
         5.13 or Section 10.11, except to increase any percentage contained herein or therein or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby,

                   (iv) modify any provisions of Article XII or XIII in a manner adverse to the Holders, or

                  (v) modify the obligations of the Company under Section 10.08 to provide specified information in specified circumstances.

                  It shall not be necessary for any Act of Holders of Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                  SECTION 9.03. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and an Officers' Certificate to the effect that all conditions precedent have been satisfied. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         SECTION 9.04. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                  SECTION 9.05. Reference in Securities to Supplemental Indentures. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Company and the Trustee, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.


                                    ARTICLE X

                                    Covenants

         SECTION 10.01. Payment of Principal and Interest. The Company will duly and punctually pay the principal of and interest on the Securities in accordance with the terms of the Securities and this Indenture.

                  SECTION 10.02. Maintenance of Offices or Agencies. The Company hereby appoints the principal corporate trust office of the Trustee (or its agent in The City of New York) as its agent in The City of New York where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange, where conversion notices, certificates and other items required to be delivered to effect conversion may be delivered and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served.

                  The Company hereby appoints the principal corporate trust office of the Trustee (or its agent in The City of New York) as Paying Agent for the payment of principal of and interest on the Securities and as Conversion Agent for the Conversion of any of the Securities in accordance with Article XII, and appoints such office of the Trustee or its agent in the City of New York as transfer agent where Securities may be surrendered for registration of transfer or exchange.

                  The Company may at any time and from time to time vary or terminate the appointment of any such agent or appoint any additional agents with or without cause for any or all of such purposes; provided, however, that until all of the Securities have been delivered to the Trustee for cancelation, or moneys sufficient to pay the principal of and interest on the Securities have been made available for payment and either paid or returned to the Company pursuant to the provisions of Section 10.03, the Company will maintain (i) in the Borough of Manhattan, The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange, where Securities may be surrendered for conversion and where notices and demands to or upon the Company, in respect of the Securities and this Indenture may be served, and (ii) subject to any laws or regulations applicable thereto, in any city in a Western European country, an office or agency where Securities may be presented and surrendered for payment and where Securities may be presented for registration of transfer or exchange or conversion thereof. The Company will give prompt written notice to the Trustee, and will give notice to Holders of Securities in the manner specified in Section 1.05, of the appointment or termination of any such agents and of the location and any change in the location of any such office or agency.

                  If at any time the Company shall fail to maintain any such required office or agency, or shall fail to furnish the Trustee with the address thereof, presentations and surrenders may be made and notices and demands may be served on and Securities may be surrendered for conversion to the Corporate Trust Office of the Trustee, and the Company hereby appoints the same as its agent to receive such respective presentations, surrenders, notices and demands.

                  SECTION 10.03. Money for Security Payments To Be Held in Trust. If the Company at any time shall act as its own Paying Agent, it will, on or before each due date of the principal of or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and the Company will promptly notify the Trustee of its action or failure so to act.

                  Whenever the Company shall have one or more Paying Agents, it will, prior to or on each due date of the principal of or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of any failure so to act.

                  The Company will cause each Paying Agent other than the Trustee or affiliate of the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (a) hold all sums held by it for the payment of the principal of or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (b) give the Trustee written notice of any default by the Company (or any other obligor upon the securities) in the making of any payment of principal or interest; and

                  (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or interest on (together with any Liquidated Damages in respect thereof) any Security and remaining unclaimed for two years after such principal or interest (together with any Liquidated Damages in respect thereof) has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as a general unsecured creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before making any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company; and provided further that any such publication shall not relieve the Trustee or any Paying Agent of their obligation to pay any amounts to the Company in the manner provided in this Section 10.03.

                  SECTION 10.04. Corporate Existence. Subject to Article VIII, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

                  SECTION 10.05. Maintenance of Properties. The Company will cause all material properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this
Section 10.05 shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

                  SECTION 10.06. Compliance with Laws. The Company will comply, and cause each Subsidiary to comply, with the requirements of all applicable laws, ordinances, rules, regulations, and requirements of any governmental authority (including, without limitation, ERISA and the rules and regulations thereunder), except where the necessity of compliance therewith is contested in good faith by appropriate proceedings or where the failure to comply would not have a material adverse effect upon the Company and its Subsidiaries taken as a whole.

                  SECTION 10.07. Payment of Taxes and Other Claims. The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsid iary, and (b) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

                  SECTION 10.08. Delivery of Certain Information. At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act or is exempt therefrom, upon the request of a Holder of a Security bearing the Restricted Securities Legend or the holder of Common Stock issued upon conversion thereof, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder of Securities bearing the Restricted Securities Legend or such holder of Common Stock issued upon conversion of Securities bearing the Restricted Securities Legend, or to a prospective purchaser of such security designated by any such Holder or holder, as the case may be, to the extent required to permit compliance by such holder with Rule 144A under the Securities Act (or any successor provision thereto) in connection with the resale of such Security by such Holder; provided, however, that the Company shall not be required to furnish such information in connection with any request made on or after the date which is two years from the later of
(i) the date such a security (or any predecessor security) was acquired from the Company or (ii) the date such a security (or any predecessor security) was last acquired from the Company or an "affiliate" of the Company within the meaning of Rule 144 under the Securities Act (or any successor provision thereto). "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

                  SECTION 10.09. Statement by Officers as to Default. The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company an Officers' Certificate stating that a review of the activities of the Company and its Subsidiaries during the preceding fiscal year has been made under the supervision of the Officers signing such certificate, with a view to determining whether any default exists in the performance and observance of any of the terms, provisions and conditions of this Indenture and whether the Company has observed, performed and fulfilled its obligations under this Indenture. If the Officers signing the Certificate know of such a default, the Officers' Certificate shall describe such default and its status with particularity. The Company shall also promptly notify the Trustee if the Company's fiscal year is changed so that the end thereof is on any date other than the then current fiscal year end date.

                  The Company will also deliver to the Trustee, forthwith upon any Officer becoming aware of any Event of Default, an Officers' Certificate specifying with particularity such default or Event of Default and further stating what action the Company has taken, is taking or proposes to take with respect thereto.

                  Any notice required to be given under this Section 10.09 shall be delivered to the Trustee at its Corporate Trust Office and need not comply with Section 1.04.

         SECTION 10.10. Resale of Certain Securities. During the period beginning on November 19, 2001, and ending on November 19, 2003, the Company will not, and will not permit any of its "affiliates" (as defined under Rule 144 under the Securities Act or any successor provision thereto) to, resell (x) any Securities which constitute "restricted securities" under Rule 144 or (y) any securities into which such Securities have been converted under this Indenture, which constitute "restricted securities" under Rule 144 that in either case have been reacquired by any of them. The Trustee shall have no responsibility in respect of the Company's performance of its agreement in the preceding sentence.

                  SECTION 10.11. Waiver of Certain Covenants. The Company may omit in any particular instance to comply with any covenant or condition set forth in Section 10.05 or 10.06 if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities (or such lesser amount as shall have acted at a meeting pursuant to the provisions of this Indenture) shall either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

         SECTION 10.12. Registration Rights. The holders of the Securities and the Common Stock issuable upon conversion thereof are entitled to the benefits of a Registration Rights Agreement, dated as of November 19, 2001, among the Company, Salomon Smith Barney Inc. and J.P. Morgan Securities Inc. (the "Registration Rights Agreement").


                  Whenever in this Indenture there is mentioned, in any context, the payment of the principal of, premium, if any, or interest on, or in respect of, any Security, such mention shall be deemed to include mention of the payment of Liquidated Damages provided for in this Section to the extent that, in such context, Liquidated Damages are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of Liquidated Damages (if applicable) in any provisions hereof shall not be construed as excluding Liquidated Damages in those provisions hereof where such express mention is not made.

                  SECTION 10.13. Book-Entry System. If the Securities cease to trade in the Depositary's book-entry settlement system, the Company covenants and agrees that it shall use reasonable efforts to make such other book-entry arrangements that it determines are reasonable for the Securities.

                                   ARTICLE XI

                            Redemption of Securities

                  SECTION 11.01. Right of Redemption. The Securities shall be redeemable at the Company's option, in whole or in part, under the circumstances and at the Redemption Prices specified in the form of Securities set forth in Sections 2.02 and 2.03.

                  SECTION 11.02. Applicability of Article. Redemption of Securities at the election of the Company, as permitted or required by any provision of the Securities or this Indenture, shall be made in accordance with such provision and this Article XI.

                  SECTION 11.03. Election To Redeem; Notice to Trustee. The election of the Company to redeem any Securities pursuant to Section 11.01 shall be evidenced by a Board Resolution. In the case of any redemption at the election of the Company of all of the Securities, the Company shall, at least 25 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date. If the Securities are to be redeemed pursuant to an election of the Company which is subject to a condition specified in the forms of Securities set forth in Section 2.02, the Company shall furnish the Trustee with
(a) an Officers' Certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts demonstrating the same and (b) an Opinion of Counsel to the effect that the Company is entitled to effect such redemption.

                  SECTION 11.04. Notice of Redemption. Notice of redemption shall be given in the manner provided in Section 1.05 to the Holders of Securities to be redeemed. Notice shall be given at least once not less than 20 nor more than 60 days prior to the Redemption Date.

                  All notices of redemption shall state:

                 (a) the Redemption Date;

                 (b) the Redemption Price, and the amount of accrued interest, if any;

                  (c) that on the Redemption Date the Redemption Price, and accrued interest, if any, will become due and payable, and that interest thereon shall cease to accrue on and after said date;

                  (d) the Conversion Price, the date on which the right to convert the Securities will terminate and the places where the Securities may be surrendered for conversion; and

                  (e) the place or places where the Securities are to be surrendered for payment of the Redemption Price and accrued interest, if any.

                  Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name of and at the expense of the Company, and such notice, when given to the Holders, shall be irrevocable.

                  SECTION 11.05. Deposit of Redemption Price. At least one Business Day prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date other than any Securities called for redemption on that date which have been converted prior to the date of such deposit.

                  If any Security called for redemption is converted, any money deposited with the Trustee or with a Paying Agent or so segregated and held in trust for the redemption of such Security shall (subject to any right of the Holder of such Security or any Predecessor Security to receive interest as provided in the last paragraph of Section 3.07) be paid to the Company on Company Request or, if then held by the Company, shall be discharged from such trust.


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                                                                             89

                  SECTION 11.06. Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price herein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemp tion in accordance with said notice, the Holder of such Security shall be paid the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that a holder who surrenders a security for conversion after the date notice of redemption has been given and prior to the Redemption Date shall be paid accrued interest to the Redemption Date in respect of such Security; provided further, however, that, in each case, installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.07.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate of interest borne by the Security.

                  SECTION 11.07. Selection of Securities to Be Redeemed. If less than all the Securities are to be redeemed, unless the procedures of the Depositary provide otherwise, the Trustee shall select the Securities to be redeemed by lot, on a pro rata basis or by another method the Trustee considers fair and appropriate (so long as such method is not prohibited by the rules of any stock exchange on which the Securities are then listed). The Trustee shall make the selection at least 20 days but not more than 60 days before the Redemption Date from outstanding Securities not previously called for redemption. The Trustee may select for redemption portions of Securities that have denominations larger than $1,000.

                  Securities and portions of Securities that the Trustee selects shall be in principal amounts of $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly of the Securities or portions of the Securities to be redeemed. If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed may be treated by the Trustee as outstanding for the purpose of such selection.

                                   ARTICLE XII

                            Conversion of Securities

                  SECTION 12.01. Conversion Privilege and Conversion Rate. Subject to and upon compliance with the provisions of this Article, at the option of the Holder thereof, any Security or any portion of the principal amount thereof which is $1,000 or any integral multiple of $1,000 in excess thereof, may be converted at any time at the principal amount thereof, or of such portion thereof, into fully paid and nonassessable shares of Common Stock of the Company (calculated as to each conversion to the nearest 1/100 of a share) at the Conversion Rate, determined as hereinafter provided, in effect at the time of conversion. Such conversion right shall expire at the close of business on the Redemption Date or Repurchase Date for such Security; subject, in the case of conversion of a Global Security, to any applicable book-entry procedures of the Depositary for such conversion. In case a Security or portion thereof is called for redemption at the election of the Company or is delivered for repurchase at the option of the Holder, such conversion right in respect of the Security or portion thereof so called shall expire at the close of business on the Redemption Date or the Repurchase Date, unless the Company defaults in making the payment due upon redemption or the repurchase, as the case may be (subject as aforesaid to any applicable book-entry procedures).

                  The rate at which Common Stock shall be delivered upon conversion (herein called the "Conversion Rate") shall be initially 153.846 shares of Common Stock for each U.S.$1,000 principal amount of Securities. The Conversion Rate shall be adjusted in certain instances as provided in this
Article XII. The price at which Common Stock shall be delivered upon conversion (herein called the "Conversion Price") shall at any time be equal to U.S. $1,000 divided by the then applicable Conversion Rate (and rounded to the nearest cent).



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                                                                             91

                  SECTION 12.02. Exercise of Conversion Privilege. In order to exercise the conversion privilege with respect to any Security or portion thereof, the Holder of any Security to be converted or any other person acting on its behalf shall surrender such Security, duly endorsed or assigned to the Company or in blank at any office or agency of the Company maintained for that purpose pursuant to Section 10.02, accompanied by a duly signed conversion notice substantially in the form set forth in Annex A stating that the Holder elects to convert such Security or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted. Alternatively, if such security is represented by a Global Security, conversion may be effected by written order given to the Trustee in accordance with the Applicable Procedures. Each Security surrendered for conversion (in whole or in part) during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date shall (except in the case of any Security or portion thereof which has been called for redemption on a Redemption Date or repurchase on a Repurchase Date and, as a result, the right to convert such Security with respect to which redemption or repurchase rights have been exercised would terminate during such period) be accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of such Security (or part thereof as the case may be) being surrendered for conversion. The interest so payable on such Interest Payment Date in respect of such Security (or portion thereof, as the case may be) surrendered for conversion shall be paid to the Holder of such Security as of such Regular Record Date. Interest payable in respect of any Security surrendered for conversion on or after an Interest Payment Date shall be paid to the Holder of such Security as of the next preceding Regular Record Date, notwithstanding the exercise of the right of conversion. Except as provided in this paragraph and subject to the last paragraph of Section 3.07 and to Section 11.06, no cash payment or adjustment shall be made on account of any cash dividends on the Common Stock issued upon conversion or, unless such Security has been called for redemption, if the date of conversion is not an Interest Payment Date, on account of any interest accrued from the Interest Payment Date next preceding the conversion date, in respect of any Security (or part thereof, as the case may be) surrendered for conversion.

                  Securities shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Securities for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease, and the Person or Persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time (unless such Holder shall have so surrendered such Security and shall have instructed the Company to effect the conversion on a particular date following such surrender and such Holder shall be entitled to convert such Security on such date, in which case such conversion shall be deemed to be effected immediately prior to the close of business on such date). As promptly as practicable on or after the conversion date, the Company shall issue and deliver, out of its authorized but previously unissued (or, in the case of treasury stock of the Company, validly issued) shares of Common Stock, at the office of such Conversion Agent a certificate or certificates for the number of full shares of newly issued Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 12.03.

                  All Common Stock delivered upon such conversion of Restricted Securities shall bear the Restricted Common Stock Legend and shall be subject to the restrictions on transfer provided in such legend. Neither the Trustee nor any agent maintained for the purpose of such conversion shall have any responsibility for the inclusion or content of any such restrictive legend on such Common Stock; provided, however, that the Trustee or any agent maintained for the purpose of such conversion shall have provided, to the Company or to the Company's transfer agent for such Common Stock, prior to or concurrently with a request to the Company to deliver to such agent maintained for the purpose of such conversion certificates for such Common Stock, written notice that the Securities delivered for conversion bear the Restricted Securities Legend.

                  In the case of any Security which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations in an aggregate principal amount equal to the unconverted portion of the principal amount of such Security.

                  If Common Stock to be issued upon conversion of a Security, or Securities to be issued upon conversion of a Security in part only, are to be registered in a name other than that of the Holder of such Security, the Security Registrar shall, prior to the conversion of such Security, record in the Security Register the transfer of that portion of the Security to be so converted in the name of the person in whose name such Common Stock or Securities are to be registered.

                  SECTION 12.03. Fractions of Shares of Common Stock. No fractional shares of Common Stock or scrip certificates in respect thereof shall be issued upon conversion of any Security or Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities so surrendered. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any Security or Securities, the Company shall pay a cash adjustment in respect of such fraction (calculated to the nearest 1/100 of a share) in an amount in Dollars equal to the same fraction of the current market price per share of Common Stock (calculated in accordance with Section 12.04(h) below) at the close of business on the day of conversion, or alternatively, at the Company's option, the Company shall round up the conversion transaction to the next higher whole share.

                  SECTION 12.04. Adjustment of Conversion Rate. The Conversion Rate shall be subject to adjustments from time to time as follows:

                           (a) In case at any time after the date hereof, the
                  Company shall pay or make a dividend or other distribution on all or any portion of its Common Stock or shall pay or make a dividend or other distribution on any other class of capital stock of the Company which dividend or distribution includes Common Stock, the Conversion Rate in effect at the opening of business on the day following the date fixed for the determination of shareholders entitled to receive such dividend or other distribution shall be increased by dividing such Conversion Rate by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (a), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates, if any, issued in lieu of fractions of shares of Common Stock. If any dividend or distribution of the type described in this Section 12.04(a) is declared but not so paid or made, the Conversion Rate shall again be adjusted to the Conversion Rate which would then be in effect if such dividend or distribution had not been declared.

                           (b) In case at any time after the date hereof, the
                  Company shall pay or make a dividend or other distribution on all of its Common Stock consisting of, or shall otherwise issue to all holders of its shares of Common Stock, rights, warrants or options (not being available on an equivalent basis to Holders of the Securities upon conversion) entitling the holders of its Common Stock to subscribe for or purchase Common Stock at a price per share less than the current market price per share (determined as provided in paragraph (h) of this Section 12.04) of the Common Stock on the date fixed for the determination of shareholders entitled to receive such rights, warrants or options (other than pursuant to a dividend reinvestment plan), the Conversion Rate in effect at the opening of business on the day following the date fixed for such determination shall be increased by dividing such Conversion Rate by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current market price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph
                  (b), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but will include shares issuable in respect of scrip certificates, if any, issued in lieu of fractions of shares of Common Stock. The Company will not issue any rights or warrants in respect of Common Stock held in the treasury of the Company (or, if rights or warrants are issued in respect of all of the shares of Common Stock of the Company, will not exercise any such rights or warrants in respect of Common Stock held in the treasury of the Company). In the event that such rights or warrants are not so issued, the Conversion Rate shall again be adjusted to be the Conversion Rate which would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such current market price, and in determining the aggregate offering price of such share of Common Stock, there shall be taken into account any consideration received for such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors of the Company.

                           (c) In case at any time after the date hereof, all or
                  any portion of the Common Stock outstanding shall be subdivided into a greater number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and, conversely in case at any time after the date hereof, all or any portion of the shares of Common Stock outstanding shall each be combined into a smaller number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

                           (d) In case at any time after the date hereof, the
                  Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness or assets (including securities, but excluding any rights, warrants or options referred to in paragraph (b) of this
                  Section 12.04, any dividend or distribution paid exclusively in cash, any dividend or distribution referred to in paragraph
                  (a) of this Section 12.04 and any dividend or distribution upon a merger or consolidation referred to in paragraph (e) of this Section 12.04), the Conversion Rate shall be increased so that the same shall equal the rate determined by dividing the Conversion Rate in effect immediately prior to the close of business on the date fixed for the determination of shareholders entitled to receive such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in paragraph (h) of this Section 12.04) of the Common Stock on the date fixed for such determination less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution filed with the Trustee) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock and the denominator shall be such current market price per share of the Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of shareholders entitled to receive such distribution. If any dividend or distribution of the type described in this Section 12.04(d) is declared but not so paid or made, the Conversion Rate shall again be adjusted to the Conversion Rate which would be in effect if such dividend or distribution had not been declared.

                           (e) In case at any time after the date hereof, the
                  Company shall, by dividend or otherwise, make a distribution to all holders of its Common Stock consisting exclusively of cash (excluding any cash that is distributed upon a merger or consolidation or a sale or transfer of all or substantially all of the assets of the Company to which Section 12.11 applies or as part of a distribution referred to in paragraph
                  (d) of this Section 12.04) in an aggregate amount that, combined together with (i) the aggregate amount of any other distributions to all holders of its Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to this paragraph (e) has been made and
                  (ii) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution filed with the Trustee) of consideration payable in respect of any tender offer by the Company or any of its Subsidiaries for all or any portion of the Common Stock concluded within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to paragraph (f) of this Section 12.04 has been made, exceeds 12.5% of the product of the current market price per share of the Common Stock on the date for the determination of holders of Common Stock entitled to receive such distribution times the number of shares of Common Stock outstanding on such date, then, and in each such case, immediately after the close of business on such date for determination, the Conversion Rate shall be increased so that the same shall equal the rate determined by dividing the Conversion Rate in effect immediately prior to the close of business on the date fixed for determination of the shareholders entitled to receive such distribution by a fraction (A) the numerator of which shall be equal to the current market price per share (determined as provided in paragraph (h) of this Section 12.04) of the Common Stock on the date fixed for such determination less an amount equal to the quotient of (x) the excess of such combined amount over such 12.5% and (y) the number of shares of Common Stock outstanding on such date for determination and (B) the denominator of which shall be equal to the current market price per share (determined as provided in paragraph (h) of this Section 12.04) of the Common Stock on such date for determination. If any dividend or distribution of the type described in this Section 12.04(e) is declared but not so paid or made, the Conversion Rate shall again be adjusted to the Conversion Rate which would be in effect if such dividend or distribution had not been declared.

                           (f) In case a tender or exchange offer made by the
                  Company or any Subsidiary for all or any portion of the Common Stock shall expire and such tender or exchange offer (as amended upon the expiration thereof) shall require the payment to shareholders (based on the acceptance (up to any maximum specified in the terms of the tender offer) of Purchased Shares (as defined below)) of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution filed with the Trustee) that combined together with (i) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution), as of the expiration of such tender or exchange offer, of consideration payable in respect of any other tender or exchange offer, by the Company or any Subsidiary for all or any portion of the Common Stock expiring within the 12 months preceding the expiration of such tender or exchange offer and in respect of which no adjustment, pursuant to this paragraph (f) has been made and (ii) the aggregate amount of any distributions to all holders of Common Stock made exclusively in cash within 12 months preceding the expiration of such tender or exchange offer and in respect of which no adjustment pursuant to paragraph (e) of this Section
                  12.04 has been made, exceeds 12.5% of the product of the current market price per share of the Common Stock (determined as provided in paragraph (h) of this Section 12.04) as of the last time (the "Expiration Time") tenders or exchanges could have been made pursuant to such tender or exchange offer (as it may be amended) times the number of shares of Common Stock outstanding (including any tendered or exchanged shares) on the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Conversion Rate shall be adjusted so that the same shall equal the rate determined by dividing the Conversion Rate immediately prior to the close of business on the date of the Expiration Time by a fraction (A) the numerator of which shall be equal to (1) the product of (x) the current market price per share of the Common Stock (determined as provided in paragraph (h) of this Section 12.04) on the date of the Expiration Time and (y) the number of shares of Common Stock outstanding (including any tendered or exchanged shares) on the date of the Expiration Time less
                  (2) the amount of cash plus the fair market value (determined as aforesaid) of the aggregate consideration payable to shareholders based on the acceptance (up to any maximum specified in the terms of the tender offer) of Purchased Shares, and (B) the denominator of which shall be equal to the product of (x) the current market price per share of the Common Stock (determined as provided in paragraph (h) of this Section 12.04) as of the Expiration Time and (y) the number of shares of Common Stock outstanding (including any tendered or exchanged shares) as of the Expiration Time less the number of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted up to any such maximum, being referred to as the "Purchased Shares"). In the event that the Company is obligated to purchase shares pursuant to any such tender offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such tender offer had not been made.

                           (g) The reclassification of Common Stock into
                  securities other than Common Stock (other than any reclassification upon a consolidation or merger to which
                  Section 12.11 applies) shall be deemed to involve (i) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of shareholders entitled to receive such distribution" and "the date fixed for such determination" within the meaning of paragraph (c) of this Section 12.04), and (ii) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective," as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of paragraph
                  (c) of this Section 12.04).

                           (h) For the purpose of any computation under
                  paragraphs (b), (d), (e) or (f) of this Section 12.04, the current market price per share of Common Stock on any date shall be deemed to be the average of the daily Closing Prices Per Share for the five consecutive Trading Days selected by the Company commencing not more than 10 Trading Days before, and ending not later than, the earlier of the day in question and the day before the "ex" date with respect to the issuance or distribution requiring such computation. For purposes of this paragraph, the term "'ex' date", when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the applicable securities exchange or in the applicable securities market without the right to receive such issuance or distribution.

                           (i) No adjustment in the Conversion Rate shall be
                  required unless such adjustment (plus any adjustments not previously made by reason of this paragraph (i)) would require an increase or decrease of at least one percent in such rate; provided, however, that any adjustments which by reason of this paragraph (i) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. In the case of any adjustment deferred pursuant to this paragraph (i), the Company shall make appropriate elections under the Treasury Regulations promulgated pursuant to Section 305 of the Code.

                           (j) The Company may make such increases in the
                  Conversion Rate, for the remaining term of the Securities or any shorter term, in addition to those required by paragraphs
                  (a), (b), (c), (d), (e) and (f) of this Section 12.04, as it considers to be advisable in order to avoid or diminish any income tax to any holders of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for United States Federal income tax purposes or for any other reasons. The Company shall have the power to resolve any ambiguity or correct any error in this paragraph
                  (j) and its actions in so doing shall be final and conclusive.

                           SECTION 12.05.  Notice of Adjustments of Conversion
Rate.  Whenever the Conversion Rate is adjusted as herein provided:

                           (a) the Company shall compute the adjusted Conversion
                  Rate in accordance with Section 12.04 and shall prepare a certificate signed by the Treasurer of the Company setting forth the adjusted Conversion Rate and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith promptly be filed with the Trustee and with each Conversion Agent; and

                           (b) a notice stating that the Conversion Rate has
                  been adjusted and setting forth the adjusted Conversion Rate shall forthwith be prepared, and as soon as practicable after it is prepared, such notice shall be provided by the Company to all Holders in accordance with Section 1.05.

         Neither the Trustee nor any Conversion Agent shall be under any duty or responsibility with respect to any such certificate, except to exhibit the same to any Holder of Securities desiring inspection thereof at its office during normal business hours.

                           SECTION 12.06.  Notice of Certain Corporate Action.
In case:


                           (a) the Company shall declare a dividend (or any
                  other distribution) on its Common Stock payable otherwise than in cash out of funds from which such dividend or other distribution is properly payable; or

                           (b) the Company shall authorize the granting to the
                  holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

                           (c) of any reclassification of the Common Stock of
                  the Company (other than a subdivision or combination of its outstanding Common Stock), or of any consolidation, merger or share exchange to which the Company is a party and for which approval of any shareholders of the Company is required, or of any tender offer by the Company or any Subsidiary for all or any portion of the Common Stock, or of the conveyance, transfer, sale or lease of all or substantially all of the assets of the Company; or

                           (d) of the voluntary or involuntary dissolution,
                  liquidation or winding up of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 10.02, and shall cause to be provided to all Holders in accordance with Section 1.05, at least 20 days (or 10 days in any case specified in clause (a) or (b) above) prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the effective date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, share exchange, conveyance, transfer, sale, lease, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, share exchange, conveyance, transfer, sale, lease, dissolution, liquidation or winding up. Neither the failure to give such notice or the notice referred to in the following paragraph nor any defect therein shall affect the legality or validity of the proceedings described in clauses (a) through (d) of this Section 12.06. If at the time the Trustee shall not be the Conversion Agent, a copy of such notice and any notice referred to in the following paragraph shall also forthwith be filed by the Company with the Trustee.

                  The Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 10.02, and shall cause to be provided to all Holders in accordance with Section 1.05, notice of any tender offer by the Company or any Subsidiary for all or any portion of the Common Stock at or about the time that such notice of tender offer is provided to the public generally.

                  SECTION 12.07. Company To Reserve Common Stock. The Company shall at all times while any Securities are Outstanding reserve and keep available, free from preemptive rights, out of its authorized but previously unissued Common Stock, for the purpose of effecting the conversion of Securities, the full number of shares of Common Stock then issuable upon the conversion of all such Outstanding Securities.

                  SECTION 12.08. Taxes on Conversions. Except as provided in the next sentence, the Company will pay any and all transfer, stamp, documentary and other similar taxes and duties that may be payable in respect of the issue or delivery of Common Stock on conversion of Securities pursuant hereto. A Holder delivering a Security for conversion will be required to pay any tax or duty which may be payable in respect of any transfer involved in the issue and delivery of Common Stock in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax or duty or has established to the satisfaction of the Company that such tax or duty has been paid.

                  SECTION 12.09. Covenant as to Common Stock. The Company covenants that all shares of Common Stock which may be delivered upon conversion of Securities will be validly issued shares and upon such delivery, will have been fully paid and nonassessable and, except as provided in Section 12.08, the Company will pay all taxes, liens and charges with respect to the issue thereof.

                  SECTION 12.10. Cancelation of Converted Securities. All Securities delivered for conversion shall be delivered to the Trustee to be canceled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 3.09.

                  SECTION 12.11. Provision in Case of Consolidation, Merger or Conveyance of Assets. In case of any consolidation of the Company with, or merger of the Company into or with any other Person, or in case of any sale or transfer of all or substantially all of the assets of the Company, the Company or the Person formed by such consolidation or the Person into which the Company shall have been merged or the Person which shall have acquired such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then outstanding of any series that is convertible into Common Stock of the Company shall have the right, which right shall be the exclusive conversion right thereafter available to said Holder (until the expiration of the conversion right of such Security), to convert such Security into the kind and amount of shares of stock or other securities or property (including cash), if any, receivable upon such consolidation, merger or sale or transfer by a holder of the number of shares of Common Stock of the Company into which such Security might have been converted immediately prior to such consolidation, merger, sale or transfer assuming such holder of Common Stock did not exercise his or her rights of election, if any, as to the kind or amount of shares of stock or other securities, cash or property receivable upon such consolidation, merger, sale or transfer (provided that, if the kind or amount of shares of stock or other securities, cash or property receivable upon such consolidation, merger, share exchange, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election have not been exercised (a "Non-electing Share"), then, for the purposes of this Section 12.11, the kind and amount of shares of stock or other securities, cash or property receivable upon such consolidation, merger, sale or transfer for each Non-electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-electing Shares), subject to compliance with the other provisions of this Indenture, such Security and such supplemental indenture. Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in such Security. The above provisions of this Section shall similarly apply to successive consolidations, mergers, sales or transfers. It is expressly agreed and understood that anything in this Indenture to the contrary notwithstanding, if, pursuant to such merger, consolidation, sale or transfer, holders of outstanding shares of Common Stock of the Company do not receive shares of common stock of the surviving corporation but receive other securities, cash or other property or any combination thereof, Holders of Securities shall not have the right to thereafter convert their Securities into common stock of the surviving corporation or the corporation which shall have acquired such assets, but rather, shall have the right upon such conversion to receive the other securities, cash or other property receivable by a holder of the number of shares of Common Stock of the Company into which the Securities held by such holder might have been converted immediately prior to such consolidation, merger, sale or transfer, all as more fully provided in the first sentence of this Section 12.11. Anything in this Section 12.11 to the contrary notwithstanding, the provisions of this Section 12.11 shall not apply to a merger or consolidation of another corporation with or into the Company pursuant to which both of the following conditions are applicable: (i) the Company is the surviving corporation and (ii) the outstanding shares of Common Stock of the Company are not changed or converted into any other securities or property (including cash) or changed in number or character or reclassified pursuant to the terms of such merger or consolidation.

                  As evidence of the kind and amount of shares of stock or other securities or property (including cash) into which Securities may properly be convertible after any such consolidation, merger or sale, or as to the appropriate adjustments of the conversion prices applicable with respect thereto, the Trustee shall be furnished with and may accept the certificate or opinion of an independent certified public accountant with respect thereto; and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely thereon, and shall not be responsible or accountable to any Holder of Securities for any provision in conformity therewith or approved by such independent certified accountant which may be contained in said supplemental indenture.

                  SECTION 12.12. Responsibility of Trustee for Conversion Provisions. The Trustee, subject to the provisions of Section 6.01, and any Conversion Agent shall not at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment of the Conversion Rate, or with respect to the nature, extent or amount of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same, or whether a supplemental indenture need be entered into. Neither the Trustee, subject to the provisions of Section 6.01, nor any Conversion Agent shall be accountable with respect to the validity or value (or the kind or amount) of any Common Stock, or of any other securities or property or cash, which may at any time be issued or delivered upon the conversion of any Security; and it or they do not make any representation with respect thereto. Neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any Common Stock or share certificates or other securities or property or cash upon the surrender of any Security for the purpose of conversion; and the Trustee and any Conversion Agent shall not be responsible for any failure of the Company to comply with any of the covenants of the Company contained in this Article.

                  SECTION 12.13. Repayment of Certain Funds Upon Conversion. Any funds which at any time shall have been deposited by the Company or on its behalf with the Trustee or any other paying agent for the purpose of paying the principal of, and premium, if any, and interest, if any, on any of the Securities and which shall not be required for such purposes because of the conversion of such Securities as provided in this Article XII shall after such conversion be repaid to the Company by the Trustee upon the Company's written request.

                  SECTION 12.14. Restriction on Common Stock Issuable Upon Conversion. (a) Shares of Common Stock to be issued upon conversion of Securities prior to the effectiveness of a Shelf Registration Statement shall be physically delivered in certificated form or in the form of beneficial interests in book-entry Common Stock registered in the name of the Depositary or nominee thereof to the holders converting such Securities, and the certificate or certificates representing such shares of Common Stock shall bear the Restricted Common Stock Legend unless removed in accordance with Section 12.14(c).

                  (b) If (i) shares of Common Stock to be issued upon conversion of a Security prior to the effectiveness of a Shelf Registration Statement are to be registered in a name other than that of the holder of such Security or
(ii) shares of Common Stock represented by a certificate bearing the Restricted Common Stock Legend are transferred subsequently by such holder, then, unless the Shelf Registration Statement has become effective and such shares are being transferred pursuant to the Shelf Registration Statement, the holder must deliver to the transfer agent for the Common Stock a written representation in substantially the form of Item (4) contained in Annex B as to compliance with the restrictions on transfer applicable to such shares of Common Stock, and neither the transfer agent nor the registrar for the Common Stock shall be required to register any transfer of such Common Stock not so accompanied by a properly completed certificate.

                  (c) Except in connection with a Shelf Registration Statement, if certificates representing shares of Common Stock are issued upon the registration of transfer, exchange or replacement of any other certificate representing shares of Common Stock bearing the Restricted Common Stock Legend, or if a request is made to remove such Restricted Common Stock Legend from certificates representing shares of Common Stock, the certificates so issued shall bear the Restricted Common Stock Legend, or the Restricted Common Stock Legend shall not be removed, as the case may be, unless there is delivered to the Company such satisfactory evidence, which, in the case of a transfer made pursuant to Rule 144 under the Securities Act, may include an opinion of counsel as may be reasonably required by the Company, that neither the legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A, Rule 144 or Regulation S under the Securities Act or that such shares of Common Stock are securities that are not "restricted" within the meaning of Rule 144 under the Securities Act. Upon provision to the Company of such reasonably satisfactory evidence, the Company shall cause the transfer agent for the Common Stock to countersign and deliver certificates representing shares of Common Stock that do not bear the legend.

                                  ARTICLE XIII

                  Repurchase of Securities at the Option of the
                         Holder upon a Change in Control

                  SECTION 13.01. Right to Require Repurchase. In the event that a Change in Control (as hereinafter defined) shall occur, then each Holder shall have the right, at the Holder's option, to require the Company to repurchase, and upon the exercise of such right the Company shall repurchase, all of such Holder's Securities, or any portion of the principal amount thereof that is equal to U.S. $1,000 or any integral multiple of U.S. $1,000 in excess thereof, on the date (the "Repurchase Date") that is 45 days after the date of the Company Notice (as defined in Section 14.02) at a purchase price equal to 100% of the principal amount of the Securities to be repurchased (the "Repurchase Price") plus interest and Liquidated Damages, if any, accrued to the Repurchase Date; provided, however, that installments of interest on Securities whose Stated Maturity is on or prior to the Repurchase Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Record Date according to their terms and the provisions of
Section 3.07. Such right to require the repurchase of the Securities shall not continue after a discharge of the Company from its obligations with respect to the Securities in accordance with Article IV, unless a Change in Control shall have occurred prior to such discharge. Whenever in this Indenture there is a reference, in any context, to the principal of any Security as of any time, such reference shall be deemed to include reference to the Repurchase Price payable in respect of such Security to the extent that such Repurchase Price is, was or would be so payable at such time, and express mention of the Repurchase Price in any provision of this Indenture shall not be construed as excluding the Repurchase Price in those provisions of this Indenture when such express mention is not made.

                  SECTION 13.02. Notices; Method of Exercising Repurchase Right, Etc. (a) Unless the Company shall have theretofore called for redemption all of the Outstanding Securities, on or before the 30th day after the occurrence of a Change in Control, the Company or, at the request and expense of the Company, the Trustee, shall give to all Holders of Securities, in the manner provided in
Section 1.05, notice (the "Company Notice") of the occurrence of the Change in Control and of the repurchase right set forth herein arising as a result thereof. The Company shall also deliver a copy of such notice of a repurchase right to the Trustee.

                  Each notice of a repurchase right shall state:

                           (i) the Repurchase Date,

                           (ii) the date by which the repurchase right
                  must be exercised,

                           (iii) the Repurchase Price,

                           (iv) a description of the procedure which a Holder
                  must follow to exercise a repurchase right, and the place or places where such Securities are to be surrendered for payment of the Repurchase Price and accrued interest, if any,

                           (v) that on the Repurchase Date the Repurchase Price,
                  and accrued interest and Liquidated Damages, if any, will become due and payable upon each such Security designated by the Holder to be repurchased, and that interest thereon shall cease to accrue on and after said date,

                           (vi) the Conversion Rate then in effect, the date on
                  which the right to convert the principal amount of the Securities to be repurchased will terminate and the place or places where such Securities may be surrendered for conversion, and

                           (vii) the place or places that the certificate
                  required by Section 2.03 shall be delivered, and the form of such certificate.

                  No failure of the Company to give the foregoing notices or defect therein shall limit any Holder's right to exercise a repurchase right or affect the validity of the proceedings for the repurchase of Securities.

                  If any of the foregoing provisions or other provisions of this Article are inconsistent with applicable law, such law shall govern.

                  (b) To exercise a repurchase right, a Holder shall deliver to the Trustee or any Paying Agent on or before the 30th day after the date of the Company Notice (i) written notice of the Holder's exercise of such right, which notice shall set forth the name of the Holder, the principal amount of the Securities to be repurchased (and, if any Security is to repurchased in part, the serial number thereof, the portion of the principal amount thereof to be repurchased and the name of the Person in which the portion thereof to remain Outstanding after such repurchase is to be registered) and a statement that an election to exercise the repurchase right is being made thereby, and (ii) the Securities with respect to which the repurchase right is being exercised. Such written notice shall be irrevocable, except that the right of the Holder to convert the Securities with respect to which the repurchase right is being exercised shall continue until the close of business on the Repurchase Date.

                  (c) In the event a repurchase right shall be exercised in accordance with the terms hereof, the Company shall pay or cause to be paid to the Trustee or the Paying Agent the Repurchase Price in cash for payment to the Holder on the Repurchase Date together with accrued and unpaid interest and Liquidated Damages, if any, to the Repurchase Date payable with respect to the Securities as to which the purchase right has been exercised; provided, however, that installments of interest that mature on or prior to the Repurchase Date shall be payable in cash, in the case of Securities, to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Date, in each case according to the terms and provisions of Article III.

                  (d) If any Security (or portion thereof) surrendered for repurchase shall not be so paid on the Repurchase Date, the principal amount of such Security (or portion thereof, as the case may be) shall, until paid, bear interest to the extent permitted by applicable law from the Repurchase Date at the rate of 4.75% per annum, and each Security shall remain convertible into Common Stock until the principal of such Security (or portion thereof, as the case may be) shall have been paid or duly provided for.

                  (e) Any Security which is to be repurchased only in part shall be surrendered to the Trustee (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities, containing identical terms and conditions, each in an authorized denomination in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the Security so surrendered.

                  SECTION 13.03.  Certain Definitions.  For purposes of this
Article XIII:

                  (a) the term "beneficial owner" shall be determined in accordance with Rule 13d-3, as in effect on the date of the original execution of this Indenture, promulgated by the Commission pursuant to the Exchange Act;

                  (b) a "Change in Control" shall be deemed to have occurred at the time, after the original issuance of the Securities, of:

                           (i) the acquisition by any Person of beneficial
                  ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of transactions, of shares of capital stock of the Company entitling such Person to exercise 50% or more of the total voting power of all shares of capital stock of the Company entitled to vote generally in the elections of directors (any shares of voting stock of which such person or group is the beneficial owner that are not then outstanding being deemed outstanding for purposes of calculating such percentage);

                           (ii) any consolidation of the Company with, or merger
                  of the Company into, any other Person, any merger of another Person into the Company, or any sale, transfer or lease of all or substantially all of the assets of the Company to another Person (other than (a) any such transaction (x) which does not result in any reclassification, conversion, exchange or cancelation of outstanding Common Stock and (y) pursuant to which holders of 50% or more of the total voting power of all shares of capital stock of the Company entitled to vote generally in elections of directors immediately prior to such transaction have the entitlement to exercise, directly or indirectly, 50% or more of the total voting power of all shares of capital stock entitled to vote generally in the election of directors of the continuing or surviving person immediately after such transaction or (b) any such transaction which is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or exchange of outstanding shares of Common Stock into solely shares of common stock); or

                           (iii) the Common Stock (a) ceases to be listed,
                  traded or quoted (or admitted for such a purpose) on a national securities exchange, the Nasdaq National Market, any other quotation system or over-the-counter market or (b) ceases to be registered under the Securities Exchange Act of 1934;

         provided, however, that a Change in Control shall not be deemed to have occurred if either (x) the Current Market Price of the Common Stock for any five Trading Days within the period of 10 consecutive Trading Days ending immediately after the later of the date of the Change in Control or the date of the public announcement of the Change in Control (in the case of a Change in Control under clause (i) above) or the period of 10 consecutive Trading Days ending immediately prior to the date of the Change in Control (in the case of a Change in Control under clause (ii) above) shall equal or exceed 105% of the Conversion Price in effect on such trading day or (y) all of the consideration (excluding cash payments for fractional shares) to be paid for the Common Stock in a transaction or transactions constituting the Change in Control as described in clause (ii) above consists of shares of common stock traded on a national securities exchange or quoted on the Nasdaq National Market and as a result of such transaction or transactions the Securities become convertible solely into such common stock; and

                  (c) the term "Person" shall include any syndicate or group which would be deemed to be a "person" under Section 13(d)(3) of the Exchange Act, as in effect on the date of the original execution of this Indenture.

                  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                             RITE AID CORPORATION,

                                               by
                                                  -----------------------------
                                                  Name:
                                                  Title:




  Attest:


---------------------------------
Name:
      ---------------------------
Title:
       --------------------------


                                               BNY MIDWEST TRUST COMPANY,
                                               not in its individual
                                               capacity but solely as
                                               Trustee,

                                                 by
                                                    ---------------------------
                                                    Name:
                                                    Title:

                                                                       ANNEX A




                            FORM OF CONVERSION NOTICE

               [Notice pursuant to Section 12.02 of the Indenture]





Computershare Investor ervices, LLC, as
Conversion Agent
Two North LaSalle Street
Chicago, Illinois 60062
Attn: Kathy Durava


                        Re Rite Aid Corporation
                           4.75% Convertible Notes
                           due December 1, 2006 (the "Securities")

                  Reference is hereby made to the Indenture, dated as of November 19, 2001 (the "Indenture"), between Rite Aid Corporation, as Issuer, and BNY Midwest Trust Company, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.


                  This letter relates to the Securities specified below, which are registered in the name of the undersigned (the "Holder"). The Holder hereby irrevocably exercises its right to convert such Securities, or the portion thereof, if any, specified below, into Common Stock and, except to the extent specified or required as described below, directs that certificates representing such Common Stock, together with any check in payment for a fractional share and any Security representing any unconverted principal amount, be issued and delivered through the facilities of the Depositary, for credit to the account(s) of the Person(s) indicated below.

                  The Holder acknowledges and agrees that no Common Stock will be delivered upon conversion of the specified Securities during the Non-Conversion Period and no Common Stock will be delivered on conversion until any amount payable by the Holder on account of interest is paid, any certificates evidencing specified Securities not held in book-entry form are duly endorsed or assigned to the Company or in blank and surrendered and any taxes or other charges or documents required in connection with a transfer on conversion, and any other required items, are delivered to the Conversion Agent.

                  The Holder acknowledges and agrees that, notwithstanding this request for conversion, the Company may require that the Common Stock delivered on conversion of the specified Securities be delivered in certificated form subject to a restrictive legend, or that additional certifications be delivered on behalf of the relevant beneficial owner(s), if it determines that doing so is necessary to comply with the requirements of the Securities Act or otherwise, as provided in the Indenture.

                  Conversion of the specified Securities is subject to the requirements established by the Company as well as to the procedures of the Depositary, all as in effect from time to time. The specified Securities will be deemed to have been converted as of the close of business on the first day on which this conversion notice and all other required items have been delivered to the Conversion Agent as provided above and, upon such conversion, shall cease to accrue interest or be Outstanding (subject to the Holder's right to receive the Conversion Securities as provided in the Indenture). Prior to such conversion, the Holder will have no rights in the Conversion Securities.

                  Please provide the information requested below, as applicable.


1.       PLEASE SPECIFY THE SECURITIES HELD AND THE PORTION
         THEREOF TO BE CONVERTED:

         Principal amount held:  U.S. $
                                       ----------------------------------------
         CUSIP number(s):
                          -----------------------------------------------------
         Depositary (DTC) account where held:
                                              ---------------------------------
         Principal amount being converted (if less than all):
                  U.S. $
                        --------------------------------------------


2. UNLESS AND TO THE EXTENT OTHERWISE SPECIFIED BELOW, all Securities (together with any unconverted Securities) will be delivered in book-entry form to the DTC account specified in Item 1 above.


3. IF OTHER ARRANGEMENTS ARE DESIRED, please (a) specify the type, number and form of securities to be delivered on conversion and the name(s) of the account holder(s) or registered owner(s), by checking the appropriate boxes and providing the information requested and (b) complete Item (4) below:

         / /      Common Stock


                  / /  Book-Entry


                       Number of shares of Common Stock:_______________________

                       DTC Account:____________________________________________


                  / /  Certificates


                       Number of shares of Common Stock:_______________________

                       Registered Owner:_______________________________________

         / /      Unconverted Securities


                  / /  Certificates

                       Principal Amount:  U.S. $______________________________*

                       Registered Owner:_______________________________________


                  / /  Book-Entry

                       Principal Amount:  U.S. $_______________________________

                       DTC Account:____________________________________________


4. [TO BE COMPLETED ONLY IF UNCONVERTED SECURITIES OR SHARES OF COMMON STOCK ARE TO BE ISSUED OTHER THAN TO THE HOLDER PURSUANT TO ITEM (3) ABOVE.] The

--------------------
* Aggregate principal amount of each certificate must equal U.S. $1,000 or any amount in excess thereof in integral multiples of U.S. $1,000.

         undersigned confirms that such unconverted Securities or shares of Common Stock are being transferred:

         CHECK ONE BOX BELOW

         (a)  / /  to the Company; or

         (b)  / /  pursuant to and in compliance with Rule
         144A under the Securities Act of 1933; or

         (c)  / /  pursuant to and in compliance with
         Regulation S under the Securities Act of 1933; or

         (d) / / pursuant to an exemption from registration under the Securities Act of 1933 provided by Rule 144 thereunder.


         Unless one of the boxes is checked, the transfer agent will refuse to register any of the Common Stock evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (c) or (d) is checked, the transfer agent may require, prior to registering any such transfer of the Common Stock such certifications and other information, and if box (d) is checked such legal opinions, as the Company has reasonably requested in writing, by delivery to the transfer agent of a standing letter of instruction, to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

                  Please sign and date this notice in the space provided below.

DATE:
                                            -----------------------------------
                                                       Name of Holder


                                            -----------------------------------
                                                   Signature(s) of Holder
                                                   Title(s):

                                            (If the Holder is a corporation,
                                            partnership or fiduciary, the title
                                            of the Person signing on behalf of
                                            the Holder must be stated.)

Notice: Signature(s) must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Trustee, which requirements will include membership or participation in the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP) or such other "signature guarantee program" as may be determined by the Trustee in addition to, or in substitution for, STAMP, SEMP or MSP, all in accordance with the Securities Exchange Act of 1934.


-----------------------------------
     Signature Guarantee

                                                                        ANNEX B

                     FORM OF RESTRICTED COMMON STOCK LEGEND

"THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR ANY PREDECESSOR SECURITY HERETO) OR (Y) BY ANY HOLDER THAT WAS AN "AFFILIATE" (WITHIN THE MEANING OF RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN (1) TO THE COMPANY, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (3) IN AN OFFSHORE TRANSACTION (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER OR
(2) NOT A U.S. PERSON AND IS OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH (k)(2) OF RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT. IN ANY CASE THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY EXCEPT AS PERMITTED BY THE SECURITIES ACT."

Restricted Common Stock CUSIP:  767754 20 3